    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 1, 1999

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/
                              (File No. 33-41395)

                       Pre-Effective Amendment No. __                   / /
                      Post-Effective Amendment No. 14                   /X/
                                     AND/OR

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /X/
                              (File No. 811-6340)

                              Amendment No. 15                          /X/
                       (Check appropriate box or boxes.)

                       GREAT HALL INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

              60 SOUTH SIXTH STREET, MINNEAPOLIS, MINNESOTA 55402
              (Address of Principal Executive Offices)     (Zip Code)

                                 (612) 371-7765
              (Registrant's Telephone Number, including Area Code)

                                 J. SCOTT SPIKER
               60 SOUTH SIXTH STREET, MINNEAPOLIS, MINNESOTA 55402
                     (Name and Address of Agent for Service)

                                   COPIES TO:
         Matthew L. Thompson                           John R. Houston
         Faegre & Benson LLP                       Lindquist & Vennum PLLP
 90 South Seventh Street, Suite 2200         80 South Eighth Street, Suite 4200
    Minneapolis, Minnesota 55402                Minneapolis, Minnesota 55402

     It is proposed that this filing will become effective (check appropriate box):
     / /   Immediately upon filing pursuant to paragraph (b) of Rule 485
     / /   On [date] pursuant to paragraph (b) of Rule 485
     / /   60 days after filing pursuant to paragraph (a)(1) of Rule 485
     /X/   On December 1, 1999 pursuant to paragraph (a)(1) of Rule 485
     / /   75 days after filing pursuant to paragraph (a)(2) of Rule 485
     / /   on [date] pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:
     / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Approximate date of proposed public offering: As soon as practicable following the effective date of this registration statement.

The Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's most recent Rule 24f-2 Notice was filed with the Commission on or about September 15, 1999.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                        GREAT HALL INVESTMENT FUNDS, INC.
                       REGISTRATION STATEMENT ON FORM N-1A
                              CROSS REFERENCE SHEET

FORM N-1A ITEM NUMBER
---------------------
PART A                                                                     CAPTION IN PROSPECTUSES
------                                                                     -----------------------
1.     Front and Back Cover Pages......................................    Cover Pages
2.     Risk/Return Summary:  Investments, Risks
           and Performance.............................................    Profile of the Funds
3.     Risk/Return Summary:  Fee Table.................................    Fees and Expenses
4.     Investment Objectives, Principal Investment Strategies, and
           Related Risks...............................................    Profile of the Funds
5.     Management's Discussion of Fund Performance.....................    Not applicable
6.     Management, Organization, and Capital Structure.................    Fund Management
7.     Shareholder Information.........................................    Share Price; How to Buy Shares; How
                                                                                 to Redeem Shares; Distributions;
                                                                                 Taxes
8.     Distribution Arrangements.......................................    How to Buy Shares
9.     Financial Highlights Information................................    Financial Highlights

-----------------------
                                                                           CAPTION IN STATEMENT OF
PART B                                                                     ADDITIONAL INFORMATION
------                                                                     -----------------------
10.    Cover Page and Table of Contents................................    Cover Page; Table of Contents
11.    Fund History....................................................    General Information
12.    Description of the Fund and its Investments and Risks...........    Investment Policies; Investment
                                                                                 Restrictions
13.    Management of the Fund..........................................    Directors and Officers
14.    Control Persons and Principal Holders
           of Securities...............................................    General Information
15.    Investment Advisory and Other Services..........................    Management and  Distribution
                                                                                 Agreements
16.    Brokerage Allocation and Other Practices........................    Portfolio Transactions
17.    Capital Stock and Other Securities..............................    General Information
18.    Purchase, Redemption and Pricing of Shares......................    Determination of Net Asset Value;
                                                                                 Management and Distribution
                                                                                 Agreements
19.    Taxation of the Fund............................................    Taxes
20.    Underwriters....................................................    Management and Distribution
                                                                                 Agreements
21.    Calculation of Performance Data.................................    Calculation of Performance Data
22.    Financial Statements............................................    Financial and Other Information

                        GREAT HALL INVESTMENT FUNDS, INC.

                     POST-EFFECTIVE AMENDMENT NO. 14 TO THE
                       REGISTRATION STATEMENT ON FORM N-1A

                   EXPLANATORY NOTE TO REGISTRATION STATEMENT

     Great Hall Investment Funds, Inc. (the "Registrant") currently is authorized to issue its shares in five series, as follows:

        Series A -- Great Hall Prime Money Market Fund ("Prime Fund"); Series B -- Great Hall U.S. Government Money Market Fund
                    ("Government Fund");
        Series C -- Great Hall Tax-Free Money Market Fund ("Tax-Free Fund"); Series F -- Great Hall Institutional Prime Money Market Fund
                    ("Institutional Prime Fund"); and
        Series G -- Great Hall Institutional Tax-Free Money Market Fund
                    ("Institutional Tax-Free Fund").

     Part A consists of two prospectuses -- one prospectus for Prime Fund, Government Fund and Tax-Free Fund, and a separate prospectus for Institutional Prime Fund and Institutional Tax-Free Fund.

     Part B consists of one Statement of Additional Information ("SAI") covering all five funds.

                        GREAT HALL INVESTMENT FUNDS, INC.


                     POST-EFFECTIVE AMENDMENT NO. 14 TO THE
                       REGISTRATION STATEMENT ON FORM N-1A


                                     PART A


                                  PROSPECTUSES

                                  (Front Cover)

              GREAT HALL-Registered Trademark- INVESTMENT FUNDS, INC.




                        INSTITUTIONAL MONEY MARKET FUNDS

                      INSTITUTIONAL PRIME MONEY MARKET FUND
                    INSTITUTIONAL TAX-FREE MONEY MARKET FUND



                                   PROSPECTUS


                                DECEMBER 1, 1999












     AS WITH ALL MUTUAL FUNDS, NEITHER THE SECURITIES AND EXCHANGE COMMISSION
(SEC) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              PROFILE OF THE FUNDS

WHAT ARE THE FUNDS?

          Great Hall Institutional Prime Money Market Fund (Prime Fund) and Great Hall Institutional Tax-Free Money Market Fund (Tax-Free Fund) are professionally managed mutual funds. If you invest in the Funds, you become a Fund shareholder.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

          Each Fund's investment objective is to achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. These objectives cannot be changed without the approval of Fund shareholders.

WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?

     - PRIME FUND. Prime Fund invests in a variety of high quality money market instruments, including commercial paper, corporate debt obligations, U.S. Government securities, bank securities, certificates of deposit and repurchase agreements.

     - TAX-FREE FUND. Tax-Free Fund invests in high quality debt obligations that pay interest that is exempt from federal income taxes. In normal conditions, at least 80% of the Fund's assets must be invested in such tax-exempt securities. However, the Fund's investment adviser will attempt to keep substantially all of the Fund's assets invested in tax-exempt securities.

          Federal regulations require money market funds to meet strict quality, maturity and diversification standards. The Funds have adopted policies to ensure that they meet each of these standards. In certain respects (as discussed below), the Funds exceed these standards.

          - CREDIT QUALITY. Money market funds must invest exclusively in high quality securities. To be considered high quality, a security generally must be rated in one of the two highest short-term credit quality categories by a nationally recognized rating organization such as Standard & Poors Corporation or Moody's Investors Service, Inc. If a security is unrated, the money market fund's investment adviser must consider it to be of comparable quality to a rated security.

               The Funds maintain even higher standards. For example, the Funds do not invest in unrated securities. Additionally, the Prime Fund invests only in securities that have received the highest short-term rating by at least two rating organizations, and the Tax-Free Fund invests only in securities that have received the highest rating by at least one rating organization.

          - MATURITY. Each Fund must invest exclusively in securities having remaining maturities of 397 day or less. Each Fund also must maintain a dollar weighted average portfolio maturity of 90 days or less.

          - DIVERSIFICATION. Immediately after any investment by a Fund (other than a U.S. Government security or a security that is "guaranteed" by another party), the Fund may not have more than 5% of its assets invested in securities of such issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

WHO SHOULD INVEST IN THE FUNDS?

          The Funds are designed for investors looking for current income and a stable investment value. BEFORE YOU INVEST, PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

          Each Fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Directors. These standards are based on special rules for money market funds designed to help them maintain a stable share price of $1.00 per share. However, it is possible to lose money by investing in the Funds. The Funds could also underperform other short-term debt instruments or money market funds.

          - INTEREST RATE CHANGES. As with any investment whose yield reflects current interest rates, the Funds' yields will change over time. During periods when interest rates are low, a Fund's yield will also be low.

          - AN ISSUER OR GUARANTOR OF THE FUNDS' SECURITIES DEFAULTS. Although the risk of default is generally considered small, any default on the part of a portfolio investment or downgrade in its credit rating could cause the Fund's share price or yield to fall.

          - INVESTMENT ADVISER'S JUDGMENT. The Funds are subject to the risk that the investment adviser's security selection and expectations regarding interest rate trends will cause the Funds' yields to lag other funds with similar investment objectives. The Funds' emphasis on quality and stability could also cause them to underperform other money market funds, particularly those that take greater maturity and credit risks.

          - THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

          - FUND INVESTMENT IS NOT INSURED. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

HOW HAVE THE FUNDS PERFORMED OVER TIME?

         IF YOU WOULD LIKE TO KNOW A FUND'S CURRENT SEVEN-DAY YIELD, CALL THE FUND AT 1-800-934-6674.

         PRIME FUND. Prime Fund commenced operations on August 11, 1997. Below is a table demonstrating Prime Fund's performance during the calendar year ended December 31, 1998 and how Prime Fund's performance compared to a broad-based market index. These figures assume that all distributions were reinvested. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

            Annual Total Return For The Year Ended December 31, 1998
            --------------------------------------------------------
                                      1998
                                      5.20%

               During the period shown, the highest return for a calendar quarter was 1.32% (quarter ended September, 1998) and the lowest return for a quarter was 1.28% (quarter ended March, 1998).

                                                      Annual Return for the Periods Ended December 31, 1998
                                                      -----------------------------------------------------
                                                              1 Year                    Since Inception
                                                              -----------------------------------------
               Prime Fund...........................           5.20%                         5.16%
               IBC First Tier Institutional Money
                 Market Fund Average................           5.21%                          ___%

         Prime Fund's total return for the nine months ended September 30, 1999 was___%.

          TAX-FREE FUND. Tax-Free Fund commenced operations on September 23, 1998. It's total return for the nine months ended September 30, 1999 was___%.

                                FEES AND EXPENSES

         This table sets forth the fees and expenses you will pay if you invest in the Funds.

SHAREHOLDER FEES                                                 Prime          Tax-Free
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)...............         Fund             Fund
                                                                 ----             ----
Maximum sales charge (load) on purchases................         None             None
Maximum deferred sales charge (load)....................         None             None

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from fund assets)
Management fee..........................................         0.25%            0.25%*
Distribution and service fee (12b-1)....................         None             None
Other expenses..........................................         0.09%            0.30%
                                                                 ----             ----
Total annual fund operating expenses....................         0.34%            0.55%*

---------------------------------
* The investment adviser may voluntarily waive fund operating expenses from time to time. Any such program may be changed or eliminated at any time without notice. During the year ended July 31, 1999, the investment adviser voluntarily waived all of Tax-Free Fund's management fee. After such waiver, Tax-Free Fund's "management fee" and "total annual fund operating expenses" were 0% and 0.30%, respectively, of the Fund's average daily net assets.

EXAMPLE

This example helps you to compare the costs of investing in the Funds with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

     -    You invest $10,000 in the Fund for the period shown
     -    Your investment has a 5% return each year
     -    You reinvest all distributions and dividends without a sales charge
     -    The Fund's operating expense levels remain the same from year to year

                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
                                                         -----------------------------------
                                            1 Year            3 Years           5 Years          10 Years
                                            ------            -------           -------          --------
         Prime Fund                          $35               $109              $191             $431
         Tax-Free Fund                        56                176               307              689

                                 FUND MANAGEMENT

         INVESTMENT ADVISER. The Funds have entered into an investment advisory agreement with Insight Investment Management, Inc. to serve as the Funds' investment adviser. Insight's address is 60 South Sixth Street, Minneapolis, Minnesota 55402. Insight selects the Funds' investments and oversees their operations. Insight has been registered with the SEC as an investment adviser since 1983, and has been a portfolio manager of publicly offered mutual funds since 1986. Insight is a wholly-owned subsidiary of Dain Rauscher Corporation.

         MANAGEMENT FEE. For its services, Insight earned a fee during each Fund's last fiscal year equal to .25% per year of the Fund's average daily net assets. However, Insight waived the entire management fee earned from Tax-Free Fund during the year ended July 31, 1999.

         DISTRIBUTOR. Dain Rauscher Incorporated is the distributor of the Funds' shares. The firm is a member of the New York Stock Exchange and of the National Association of Securities Dealers, Inc., and (like Insight) is a wholly-owned subsidiary of Dain Rauscher Corporation.

         YEAR 2000 ISSUES. Certain computer systems and programs may not be able to properly process and calculate date-related data after December 31, 1999. Insight, Dain Rauscher and the Funds' other service providers have advised the Funds that they are taking steps to enable their systems to properly process date-related data after such date. However, it is impossible to know in advance exactly how this issue will affect Fund administration, Fund performance or securities markets in general.

                                   SHARE PRICE

         The Funds calculate their share prices at the close of each business day for the New York Stock Exchange (currently 4:00 p.m. New York time). A Fund's share price is its net asset value per share (or NAV), which is the value of the Fund's net assets divided by the number of its outstanding shares. The Funds seek to maintain a stable NAV of $1.00 per share.

                                HOW TO BUY SHARES

         You may purchase shares of each Fund at their next determined NAV. The Funds are sold without a sales charge. A minimum investment of $1 million is required. However, this minimum may be waived for certain investors. You may open an account to purchase shares by contacting your investment executive or by contacting the Fund directly at the address or telephone number on the cover of this Prospectus.

                              HOW TO REDEEM SHARES

         You may redeem shares for cash at their next determined NAV by contacting your investment executive. If you recently purchased your shares by check, your redemption proceeds will not be sent to you until your check clears. Redemptions may be suspended or postponed at times when the New York Stock Exchange is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC. Redemptions are treated as sales for federal income tax purposes.

                                  DISTRIBUTIONS

         Each Fund declares a dividend of substantially all of its net investment income on each business day. These dividends are paid monthly. Each Fund will distribute its capital gains (if it has any) once a year, typically in December. Each Fund may make additional distributions if necessary for the Fund to avoid paying taxes. Each Fund expects distributions to be primarily from income. The Funds normally will not earn or distribute long-term capital gains. Dividends and distributions are reinvested in additional Fund shares at NAV.

                                      TAXES

         Shortly after the beginning of each year, the Funds provide you with the information about the distributions and dividends you received during the previous year.

         Because everybody's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the Fund.

         PRIME FUND. Under federal law, the income derived from obligations issued by the U.S. Government and certain of its agencies and instrumentalities is exempt from state individual income taxes. Most states permit mutual funds to "pass through" this tax exemption to their shareholders.

         TAX-FREE FUND. Dividends derived from interest on tax-exempt municipal obligations will generally not be subject to federal income tax. Capital gain distributions on municipal obligations will be taxed as capital gains, even if reinvested in additional shares. The Tax-Free Fund anticipates that substantially all of its dividends will be exempt from federal income taxes (including the federal alternative minimum tax) and will notify each shareholder annually of the tax status of all distributions. Distributions, however, may be subject to state and local taxes.

                              FINANCIAL HIGHLIGHTS

         The following tables are intended to help you understand each Fund's financial performance for each fiscal year of operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the Funds' financial statements, are included in the Funds' annual report (available upon request).

PRIME FUND
--------------------------------------------------------------------------------
                                                                Period from
                                                              August 11, 1997*
                                            Year ended               to
                                           July 31, 1999       July 31, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of period .     $      1.00       $      1.00
--------------------------------------------------------------------------------
Income from investment operations ....            0.05              0.05
Distributions to shareholders from
  investment income ..................           (0.05)            (0.05)
--------------------------------------------------------------------------------
Net asset value, end of period .......     $      1.00       $      1.00
--------------------------------------------------------------------------------
Total return .........................             4.9%              5.2%
Net assets at end of period (000's
  omitted) ...........................     $   310,183       $   213,785
Ratio of expenses to average daily net
  assets** ...........................            0.34%             0.39%
Ratio of net investment income to
  average daily net assets** .........            4.85%             5.27%
--------------------------------------------------------------------------------

*    Commencement of operations.
**   Adjusted to an annual basis. Various fund fees and expenses were voluntarily waived or absorbed by Insight for the Prime Fund during the period ended July 31, 1998. Had the Fund paid all expenses, the ratio of expenses and net investment income to average daily net assets would have been 0.42%/5.24% for the period ended July 31, 1998.

TAX-FREE FUND
--------------------------------------------------------------------------
                                                     Period from
                                                  September 23, 1998*
                                                          to
                                                    July 31, 1999
--------------------------------------------------------------------------
Net asset value, beginning of period ..........     $     1.00
--------------------------------------------------------------------------
Income from investment operations .............           0.03
Distributions to shareholders from investment
  income ......................................          (0.03)
--------------------------------------------------------------------------
Net asset value, end of period ................     $     1.00
--------------------------------------------------------------------------
Total return ..................................            2.5%
Net assets at end of period (000's omitted) ...     $   53,149
Ratio of expenses to average daily net assets**           0.30%
Ratio of net investment income to average daily
  net assets** ................................           2.79%
--------------------------------------------------------------------------

*    Commencement of operations.
**   Adjusted to an annual basis. Various fund fees and expenses were voluntarily waived or absorbed by Insight for the Tax-Free Fund during the period ended July 31, 1999. Had the Fund paid all expenses, the ratio of expenses and net investment income to average daily net assets would have been 0.55%/2.54% for the period ended July 31, 1999.

                                  (Back Cover)

GREAT HALL-Registered Trademark- INVESTMENT FUNDS, INC.

         SHAREHOLDER REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION. The Funds' Statement of Additional Information provides more detailed information about the Funds and is incorporated into this prospectus by reference.

         You can make inquiries about the Funds or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting Great Hall Investment Funds, Inc. at 1-800-934-6674 or by writing to the Funds at Great Hall Investment Funds, Inc., 60 South Sixth Street, Minneapolis, Minnesota 55402.

         You can also copy and review the Funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same information free from the Commission's internet web site at http:www.sec.gov.

         IN DECIDING WHETHER OR NOT TO INVEST, YOU SHOULD NOT RELY ON ANY INFORMATION CONCERNING THE FUNDS OTHER THAN INFORMATION CONTAINED OR REFERENCED IN THIS PROSPECTUS. INFORMATION IN THIS PROSPECTUS IS CURRENT AS OF DECEMBER 1, 1999 BUT MAY CHANGE WITHOUT NOTICE AFTER SUCH DATE.

                   Investment Company Act File Number 811-6340



         GREAT HALL-Registered Trademark- IS A REGISTERED TRADEMARK OF
                           DAIN RAUSCHER CORPORATION.


M1:540253.03

                                  (Front Cover)

            GREAT HALL-Registered Trademark- INVESTMENT FUNDS, INC.




                               MONEY MARKET FUNDS

                             PRIME MONEY MARKET FUND
                        U.S. GOVERNMENT MONEY MARKET FUND
                           TAX-FREE MONEY MARKET FUND



                                   PROSPECTUS


                                DECEMBER 1, 1999











     AS WITH ALL MUTUAL FUNDS, NEITHER THE SECURITIES AND EXCHANGE COMMISSION
(SEC) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              PROFILE OF THE FUNDS

WHAT ARE THE FUNDS?

         Great Hall Prime Money Market Fund (Prime Fund), Great Hall U.S. Government Money Market Fund (Government Fund) and Great Hall Tax-Free Money Market Fund (Tax-Free Fund) are professionally managed mutual funds. If you invest in the Funds, you become a Fund shareholder.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

         Each Fund's investment objective is to achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. These objectives cannot be changed without the approval of Fund shareholders.

WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?

     - PRIME FUND. Prime Fund invests in a variety of high quality money market instruments, including commercial paper, corporate debt obligations, U.S. Government securities, bank securities, certificates of deposit and repurchase agreements.

     - GOVERNMENT FUND. Government Fund invests only in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in repurchase agreements secured by such obligations.

     - TAX-FREE FUND. Tax-Free Fund invests in high quality debt obligations that pay interest that is exempt from federal income taxes. In normal market conditions, at least 80% of the Fund's assets must be invested in such tax-exempt securities. However, the Fund's investment adviser will attempt to keep substantially all of the Fund's assets invested in tax-exempt securities.

          Federal regulations require money market funds to meet strict quality, maturity and diversification standards. The Funds have adopted policies to ensure that they meet each of these standards. In certain respects (as discussed below), the Funds exceed these standards.

          - CREDIT QUALITY. Money market funds must invest exclusively in high quality securities. To be considered high quality, a security generally must be rated in one of the two highest short-term credit quality categories by a nationally recognized rating organization such as Standard & Poors Corporation or Moody's Investors Service, Inc. If a security is unrated, the money market fund's investment adviser must consider it to be of comparable quality to a rated security.

               The Funds maintain even higher standards. For example, the Funds do not invest in unrated securities. Additionally, the Prime Fund and the Government Fund invest only in securities that have received the highest short-term rating by at least two rating organizations, and the Tax-Free Fund invests only in securities that have received the highest short-term rating by at least one rating organization.

          - MATURITY. Each Fund must invest exclusively in securities having remaining maturities of 397 day or less. Each Fund also must maintain a dollar weighted average portfolio maturity of 90 days or less. Government Fund voluntarily maintains a shorter dollar weighted average portfolio maturity of 60 days or less.

          - DIVERSIFICATION. Immediately after any investment by a Fund (other than a U.S. Government security or a security that is "guaranteed" by another party), the Fund may not have more than 5% of its assets invested in securities of such issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

WHO SHOULD INVEST IN THE FUNDS?

          The Funds are designed for investors looking for current income and a stable investment. BEFORE YOU INVEST, PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

          Each Fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Directors. These standards are based on special rules for money market funds designed to help them maintain a stable share price of $1.00 per share. However, it is possible to lose money by investing in the Funds. The Funds could also underperform other short-term debt instruments or money market funds.

          - INTEREST RATE CHANGES. As with any investment whose yield reflects current interest rates, the Funds' yields will change over time. During periods when interest rates are low, a Fund's yield will also be low.

          - AN ISSUER OR GUARANTOR OF THE FUNDS' SECURITIES DEFAULTS. Although the risk of default is generally considered small, any default on the part of a portfolio investment or downgrade in its credit rating could cause the Fund's share price or yield to fall.

          - INVESTMENT ADVISER'S JUDGMENT. The Funds are subject to the risk that the investment adviser's security selection and expectations regarding interest rate trends will cause the Funds' yields to lag other funds with similar investment objectives. The Funds' emphasis on quality and stability could also cause them to underperform other money market funds, particularly those that take greater maturity and credit risks.

          - THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

          - FUND INVESTMENT IS NOT INSURED. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

HOW HAVE THE FUNDS PERFORMED OVER TIME?

          Below are a chart and a table for each Fund showing how the Fund's performance has varied from year to year and how it has averaged out over time. The tables also show how each Fund's performance has compared to a broad-based market index. These figures assume that all distributions were reinvested. Keep in mind that each Fund's past performance does not indicate how the Fund will perform in the future.

          Each fund commenced operations on November 1,1991.

          IF YOU WOULD LIKE TO KNOW A FUND'S CURRENT SEVEN-DAY YIELD, CALL THE FUND AT 1-800-934-6674.

PRIME FUND

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

              Annual Total Returns for the Years Ended December 31,
              ----------------------------------------------------

           1992     1993     1994     1995     1996     1997     1998
           3.25%    2.55%    3.54%    5.22%    4.83%    4.98%    5.00%

          During the period shown in the above chart, the highest return for a calendar quarter was 1.34% (quarter ended June, 1995) and the lowest return for a quarter was 0.62% (quarter ended June, 1993).

                                          Annual Total Returns for the Periods Ended December 31, 1998
                                          ------------------------------------------------------------
                                                      1 Year       5 Years       Since Inception
                                          ------------------------------------------------------------
              Prime Fund...........................    5.00%         4.71%           4.20%
              IBC First Tier Taxable Money
                   Market Fund Average.............    4.85%         4.69%           4.19%

              Prime Fund's total return for the nine months ended September 30, 1999 was___%.

GOVERNMENT FUND

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

              Annual Total Returns for the Years Ended December 31,
              ----------------------------------------------------

           1992     1993     1994     1995     1996     1997     1998
           3.11%    2.47%    3.48%    5.16%    4.76%    4.93%    4.89%

         During the period shown in the above chart, the highest return for a calendar quarter was 1.33% (quarter ended June, 1995) and the lowest return for a quarter was 0.60% (quarter ended June, 1993).

                                            Annual Total Returns for the Periods Ended December 31, 1998
                                            ------------------------------------------------------------
                                                     1 Year       5 Years       Since Inception
                                            ------------------------------------------------------------
              Government Fund......................    4.89%         4.65%             4.12%
              IBC U.S. Government and Agencies
                  Money Market Fund Average.........   4.79%         4.61%             4.12%

              Government Fund's total return for the nine months ended September 30, 1999 was___%.

TAX-FREE FUND

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

              Annual Total Returns for the Years Ended December 31,
              ----------------------------------------------------

           1992     1993     1994     1995     1996     1997     1998
           2.55%    1.97%    2.34%    3.28%    2.94%    3.08%    2.95%

         During the period shown in the above chart, the highest return for a calendar quarter was 0.88% (quarter ended June, 1995) and the lowest return for a quarter was 0.45% (quarter ended March, 1994).

                                            Annual Total Returns for the Periods Ended December 31, 1998
                                            ------------------------------------------------------------
                                                     1 Year       5 Years      Since Inception
                                            ------------------------------------------------------------
              Tax-Free Fund........................    2.95%         2.92%             2.75%
              IBC Stockbroker and General Purpose
                   Money Market Fund Average.......    2.89%         2.89%             2.70%

          Tax-Free Fund's total return for the nine months ended September 30, 1999 was___%.

                                FEES AND EXPENSES

         This table sets forth the fees and expenses you will pay if you invest in the Funds.

SHAREHOLDER FEES                                            Prime          Government        Tax-Free
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                   Fund              Fund             Fund
                                                            ----              ----             ----
Maximum sales charge (load) on purchases................    None              None             None
Maximum deferred sales charge (load)....................    None              None             None

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from fund assets)
Management fee..........................................    0.44%             0.44%            0.50%
Distribution and service fee (12b-1)....................    None              None             None
Other expenses..........................................    0.17%             0.15%            0.09%
                                                            ----              ----             ----
Total annual fund operating expenses....................    0.61%             0.59%            0.59%

The investment adviser may voluntarily waive fund operating expenses from time to time. Any such program may be changed or eliminated at any time without notice.

EXAMPLE

This example helps you to compare the costs of investing in the Funds with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

     -    You invest $10,000 in the Fund for the period shown
     -    Your investment has a 5% return each year
     -    You reinvest all distributions and dividends without a sales charge
     -    The Fund's operating expenses levels remain the same from year to year

                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
                                                         -----------------------------------
                                            1 year            3 years           5 years          10 years
                                            ------            -------           -------          --------
         Prime Fund                          $62               $195              $340              $762
         Government Fund                      60                189               329               738
         Tax-Free Fund                        60                189               329               738

                                 FUND MANAGEMENT

         INVESTMENT ADVISER. The Funds have entered into an investment advisory agreement with Insight Investment Management, Inc. to serve as the Funds' investment adviser. Insight's address is 60 South Sixth Street, Minneapolis, Minnesota 55402. Insight selects the Funds' investments and oversees their operations. Insight has been registered with the SEC as an investment adviser since 1983, and has been a portfolio manager of publicly offered mutual funds since 1986. Insight is a wholly-owned subsidiary of Dain Rauscher Corporation.

         MANAGEMENT FEE. For its services, Insight received a fee during the Fund's last fiscal year equal to the amount shown below:

                                                                     Management fee
                                                             (AS A PERCENTAGE OF THE FUND'S
         FUND                                                   AVERAGE DAILY NET ASSETS)
         ----                                                   -------------------------
         Prime Fund                                                       0.44%
         Government Fund                                                  0.44%
         Tax-Free Fund                                                    0.50%

         DISTRIBUTOR. Dain Rauscher Incorporated is the distributor of the Funds' shares. The firm is a member of the New York Stock Exchange and of the National Association of Securities Dealers, Inc., and (like Insight) is a wholly-owned subsidiary of Dain Rauscher Corporation.

         YEAR 2000 ISSUES. Certain computer systems and programs may not be able to properly process and calculate date-related data after December 31, 1999. Insight, Dain Rauscher and the Funds' other service providers have advised the Funds that they are taking steps to enable their systems to properly process date-related data after such date. However, it is impossible to know in advance exactly how this issue will affect Fund administration, Fund performance or securities markets in general.

                                   SHARE PRICE

         The Funds calculate their share prices at the close of each business day for the New York Stock Exchange (currently 4:00 p.m. New York time). A Fund's share price is its net asset value per share (or NAV), which is the value of the Fund's net assets divided by the number of its outstanding shares. The Funds seek to maintain a stable NAV of $1.00 per share.

                                HOW TO BUY SHARES

         You may purchase shares of each Fund at their next determined NAV. The Funds are sold without a sales charge. You may open an account to purchase shares by contacting your investment executive or by contacting the Fund directly at the address or telephone number on the cover of this Prospectus.

                              HOW TO REDEEM SHARES

         You may redeem shares for cash at their next determined NAV by contacting your investment executive. If you recently purchased your shares by check, your redemption proceeds will not be sent to you until your check clears. Redemptions may be suspended or postponed at times when the New York Stock Exchange is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC. Redemptions are treated as sales for federal income tax purposes.

                                  DISTRIBUTIONS

         Each Fund declares a dividend of substantially all of its net investment income on each business day. These dividends are paid monthly. Each Fund will distribute its capital gains (if it has any) once a year, typically in December. Each Fund may make additional distributions if necessary for the Fund to avoid paying taxes. Each Fund expects distributions to be primarily from income. The Funds normally will not earn or distribute long-term capital gains. Dividends and distributions are reinvested in additional Fund shares at NAV.

                                      TAXES

         Shortly after the beginning of each year, the Funds provide you with information about the distributions and dividends you received during the previous year.

         Because everybody's tax situation is different, you should consult with your tax advisor about the tax implications of your investment in a Fund.

         PRIME FUND AND GOVERNMENT FUND. Under federal law, the income derived from obligations issued by the U.S. Government and certain of its agencies and instrumentalities is exempt from state individual income taxes. Most states permit mutual funds to "pass through" this tax exemption to their shareholders.

         TAX-FREE FUND. Dividends derived from interest on tax-exempt municipal obligations will generally not be subject to federal income tax. Capital gain distributions on municipal obligations will be taxed as capital gains, even if reinvested in additional shares. The Tax-Free Fund anticipates that substantially all of its dividends will be exempt from federal income taxes (including the federal alternative minimum tax) and will notify each shareholder annually of the tax status of all distributions. Distributions, however, may be subject to state and local taxes.

                              FINANCIAL HIGHLIGHTS

         The following tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the Funds' financial statements, are included in the Funds' annual report (available upon request).

PRIME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                    Year ended         Year ended         Year ended           Year ended         Year ended,
                                   July 31, 1999      July 31, 1998      July 31, 1997        July 31, 1996      July 31, 1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...     $        1.00       $        1.00       $        1.00       $        1.00       $        1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations ............              0.05                0.05                0.05                0.05                0.05
Distributions to
  shareholders from
  investment income .....             (0.05)              (0.05)              (0.05)              (0.05)              (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period ................     $        1.00       $        1.00       $        1.00       $        1.00       $        1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return ............               4.6%                5.0%                4.9%                5.0%                4.9%
Net assets at end
  of period (000's
  omitted) ..............     $   4,522,700       $   4,844,352       $   3,129,854       $   2,405,456       $   1,598,925
Ratio of expenses to
  average daily net
  assets ................              0.61%               0.63%               0.64%               0.70%               0.77%
Ratio of net investment
  income to average daily
  net assets ............              4.62%               5.04%               4.90%               4.93%               4.93%

GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------------
                                    Year ended         Year ended         Year ended           Year ended         Year ended,
                                   July 31, 1999      July 31, 1998      July 31, 1997        July 31, 1996      July 31, 1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...     $        1.00       $        1.00       $        1.00       $        1.00       $        1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations ............              0.05                0.05                0.05                0.05                0.05
Distributions to
  shareholders from
  investment income .....             (0.05)              (0.05)              (0.05)              (0.05)              (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period ................     $        1.00       $        1.00       $        1.00       $        1.00       $        1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return ............               4.5%                5.0%                4.8%                4.9%                4.8%
Net assets at end
  of period (000's
  omitted) ..............     $     271,376       $     228,929       $     182,155       $     146,685       $     122,249
Ratio of expenses to
  average daily net
  assets ................              0.59%               0.59%               0.60%               0.65%               0.73%
Ratio of net investment
  income to average daily
  net assets ............              4.50%               4.98%               4.85%               4.87%               4.94%

TAX-FREE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                    Year ended         Year ended         Year ended           Year ended         Year ended,
                                   July 31, 1999      July 31, 1998      July 31, 1997        July 31, 1996      July 31, 1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...     $        1.00       $        1.00       $        1.00       $        1.00       $        1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations ............              0.03                0.03                0.03                0.03                0.03
Distributions to
  shareholders from
  investment income .....             (0.03)              (0.03)              (0.03)              (0.03)              (0.03)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period ................     $        1.00       $        1.00       $        1.00       $        1.00       $        1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return ............               2.7%                3.1%                3.0%                3.0%                3.1%
Net assets at end
  of period (000's
  omitted) ..............     $     497,139       $     545,849       $     422,740       $     359,153       $     363,273
Ratio of expenses to
  average daily net
  assets ................              0.59%               0.58%               0.58%               0.59%               0.60%
Ratio of net investment
  income to average daily
  net assets ............              2.65%               3.05%               3.02%               3.03%               3.14%

                                  (Back Cover)

GREAT HALL-Registered Trademark- INVESTMENT FUNDS, INC.

         SHAREHOLDER REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION. The Funds' Statement of Additional Information provides more detailed information about the Funds and is incorporated into this prospectus by reference.

         You can make inquiries about the Funds or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting Great Hall Investment Funds, Inc. at 1-800-934-6674 or by writing to the Funds at Great Hall Investment Funds, Inc., 60 South Sixth Street, Minneapolis, Minnesota 55402.

         You can also copy and review the Funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same information free from the Commission's internet web site at http:www.sec.gov.

         IN DECIDING WHETHER OR NOT TO INVEST, YOU SHOULD NOT RELY ON ANY INFORMATION CONCERNING THE FUNDS OTHER THAN INFORMATION CONTAINED OR REFERENCED IN THIS PROSPECTUS. INFORMATION IN THIS PROSPECTUS IS CURRENT AS OF DECEMBER 1, 1999 BUT MAY CHANGE WITHOUT NOTICE AFTER SUCH DATE.

                   Investment Company Act File Number 811-6340



          GREAT HALL-Registered Trademark- IS A REGISTERED TRADEMARK OF
                           DAIN RAUSCHER CORPORATION.




M1:522898.07

                        GREAT HALL INVESTMENT FUNDS, INC.


                     POST-EFFECTIVE AMENDMENT NO. 14 TO THE
                       REGISTRATION STATEMENT ON FORM N-1A


                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

GREAT HALL -Registered Trademark- INVESTMENT FUNDS, INC.
  PRIME MONEY MARKET FUND
  INSTITUTIONAL PRIME MONEY MARKET FUND
  U.S. GOVERNMENT MONEY MARKET FUND
  TAX-FREE MONEY MARKET FUND
  INSTITUTIONAL TAX-FREE MONEY MARKET FUND
  60 SOUTH SIXTH STREET
  MINNEAPOLIS, MINNESOTA  55402
  (800) 934-6674
                -------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 1999
                -------------------------------------------------

     Great Hall Prime Money Market Fund ("Prime Fund"), Great Hall Institutional Prime Money Market Fund ("Institutional Prime Fund"), Great Hall U.S. Government Money Market Fund ("Government Fund"), Great Hall Tax-Free Money Market Fund ("Tax-Free Fund") and Great Hall Institutional Tax-Free Money Market Fund ("Institutional Tax-Free Fund") (collectively, the "Funds") are diversified series of Great Hall Investment Funds, Inc. ("Great Hall"), an open-end mutual fund which currently offers its shares of common stock in five series

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated December 1, 1999, which has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the Prospectus, please call Great Hall or your investment executive.

                                TABLE OF CONTENTS
                                                                           Page

     Investment Policies.......................................             B-2
     Investment Restrictions...................................             B-8
     Taxes.....................................................            B-11
     Portfolio Transactions....................................            B-12
     Management and Distribution Agreements....................            B-13
     Determination of Net Asset Value..........................            B-14
     Calculation of Performance Data...........................            B-15
     Directors and Officers....................................            B-16
     General Information.......................................            B-18
     Counsel and Auditors......................................            B-20
     Financial and Other Information...........................            B-20
     Appendix--Ratings of Investments..........................             A-1
     Financial Statements......................................             F-1

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUS DATED DECEMBER 1, 1999, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY GREAT HALL OR THE DISTRIBUTOR (AS DEFINED HEREIN). THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION AT ANY TIME SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF ANY OF THE FUNDS SINCE THE DATE HEREOF.

                               INVESTMENT POLICIES

     The following information supplements that set forth in the Prospectus and does not, standing alone, present a complete explanation of the matters disclosed. You must also refer to the Prospectus to obtain information on the matters disclosed below.

ALL FUNDS

     RULE 2a-7 STANDARDS. Each Fund is managed in accordance with Rule 2a-7 ("Rule 2a-7) under the Investment Company Act of 1940, as amended (the "1940 Act"), which imposes strict portfolio quality, maturity and diversification standards on money market funds. Great Hall's Board of Directors has adopted guidelines designed to ensure compliance with Rule 2a-7 by each Fund, and the Board oversees the day-to-day determinations by Insight Investment Management, Inc., each Fund's investment adviser ("Insight"), that each Fund is in compliance with Rule 2a-7. In certain respects, as described below, the Funds are managed in accordance with standards that are more strict than those required by Rule 2a-7.

     Each Fund may invest exclusively in U.S. dollar-denominated investment that present minimal credit risk and are within Rule 2a-7's definition of "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") (or if only on NRSRO has rated such security, then by that one NRSRO) in one of the two highest short-term rating categories (such as A-1 or A-2 by Standard & Poors Corporation ("S&P") and/or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's")). Prime Fund, Institutional Prime Fund and Government Fund invest exclusively in securities with two NRSRO ratings, and Tax-Free Fund and Institutional Tax Free Fund's investments must have at least one NRSRO rating. The Funds currently do not invest in unrated securities.

     Each investment by a Fund must mature (or be deemed by Rule 2a-7 to mature) within 397 days of the time of investment. In addition, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. Government Fund voluntarily maintains a shorter dollar-weighted average portfolio maturity of 60 days or less.

     Immediately after the purchase of any investment by a Fund (other than a U.S. Government security or a security that is subject to a "guarantee"), the Fund may not have invested more than 5% of its total assets in securities issued by such issuer, except for certain temporary investments. Securities subject to guarantees are not subject to this test. However, immediately after a Fund acquires a security subject to a guarantee, then with respect to 75% of the Fund's total assets, not more than 10% of the Fund's total assets may be invested in securities either issued or guaranteed by such guarantor.

     In addition, Rule 2a-7 imposes strict limits on Prime Fund, Institutional Prime Fund and Government Fund by limiting invests in "Second Tier Securities." Rule 2a-7 generally requires that at least 95% of each such Fund's investments must be in "First Tier Securities." THE FUNDS CURRENTLY INVEST EXCLUSIVELY IN FIRST TIER SECURITIES. "First Tier Securities" are defined generally as Eligible Securities rated by two NRSROs (or if only one NRSRO has rated such security, then by that one NRSRO) in the highest short-term rating categories (such as A-1 by S&P and/or Prime-1 by Moody's), or unrated securities that are deemed to be of comparable quality. Second Tier Securities are defined as Eligible Securities that do not qualify as First Tier Securities.

     GOVERNMENT SECURITIES. Each Fund may invest without limitation in obligations of the United States Government or agencies or instrumentalities of the United States Government ("Government Obligations"). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government Obligations, such as U.S. Treasury bills, notes and bonds and securities issued by the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the United States Treasury. Others, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury. Still other Government Obligations, such as those issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. IN NONE OF THESE CASES, HOWEVER, DOES THE UNITED STATES GOVERNMENT GUARANTEE THE VALUE OR YIELD OF THE GOVERNMENT OBLIGATIONS THEMSELVES OR THE NET ASSET VALUE OF ANY FUND'S SHARES.

     REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to any of the securities in which the Fund may invest directly. A repurchase agreement is an agreement under which a Fund will purchase a security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer to the Fund's custodian of eligible securities with an initial market value, including accrued interest, equal to at least the dollar amount invested by the Fund in each agreement, and with the value of the underlying securities marked to market daily to maintain at least 100% collateralization of the repurchase price (including accrued interest). A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase obligation and might also cause the Fund to incur disposition costs in liquidating the collateral. However, each Fund intends to enter into repurchase agreements only with primary dealers that report to the Federal Reserve Bank of New York or with the 100 largest U.S. commercial banks (as measured by domestic deposits). Additionally, each Fund intends to follow the collateral custody, protection and perfection guidelines recommended by the Comptroller of the Currency for the use of national banks in their direct repurchase agreement activities. As a non-fundamental policy, no Fund will invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid investments.

     ILLIQUID INVESTMENTS; LIQUIDITY GUIDELINES. Each Fund is permitted to invest up to 10% of its assets in all forms of "illiquid" investments and may invest without limitation in "restricted" securities which Insight, pursuant to liquidity standards established by Great Hall's Board of Directors, has determined are liquid. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the SEC, since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, Insight believes that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. Each Fund may invest without limitation in these forms of restricted securities if such securities are deemed by Insight to be liquid in accordance with liquidity guidelines established by Great Hall's Board of Directors. Under these guidelines, Insight must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the level of each Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

GREAT HALL PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND

     Prime Fund and Institutional Prime Fund invests in high quality, domestic money market instruments, including but not limited to Government Obligations (described above under "All Funds - Government Securities"); high-grade corporate debt obligations; obligations of banks and savings and loans that are members of the Federal Deposit Insurance Corporation (the "FDIC"), which obligations may include, but are not limited to, certificates of deposit, bankers' acceptances and documented discount notes and letters of credit; high-grade commercial paper guaranteed or issued by domestic corporations; and instruments (including repurchase agreements) secured by such obligations.

     Investments in obligations of banks and savings and loans are limited to:
(a) certificates of deposit issued by banks with assets in excess of $500,000,000 or branches of such banks; (b) certificates of deposit or other deposit obligations of savings and loans with assets in excess of $500,000,000; and (c) bankers' acceptances, letters of credit or other obligations guaranteed by banks meeting the above criteria. Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. Obligations issued or guaranteed by FDIC member institutions are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are only insured by the FDIC up to a maximum of $100,000, which limitation applies to all funds that Prime Fund and Institutional Prime Fund may have on deposit at any one bank or savings and loan. Bankers' acceptances and letters of credit are not so insured. Deposit obligations of foreign banks or domestic branches of foreign banks also are not covered by FDIC insurance; in addition, such investments may involve other risks different from risks associated with investments in deposit obligations of domestic banks, such as future political and economic developments and the possible imposition of governmental restrictions.

     Prime Fund and Institutional Prime Fund currently are permitted to purchase commercial paper and other corporate and bank debt obligations only if the issuer has received the highest short-term rating from at least two Nationally Recognized Statistical Rating Organizations (such as "Prime-1" by Moody's Investor Services, Inc. and "A-1" by Standard & Poor's Corporation) with respect to either the obligation to be purchased or with respect to a class of debt obligations that is comparable in priority and security with the obligation to be purchased.

     Prime Fund and Institutional Prime Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities and U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers' acceptances, time deposits and deposit notes. Obligations of foreign branches and subsidiaries of foreign deposit institutions may be the general obligation of the parent institution or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Neither Prime Fund nor Institutional Prime Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in the obligations specified in this paragraph.

     Prime Fund and Institutional Prime Fund may also invest in obligations of states and their agencies, instrumentalities and political subdivisions that bear interest generally includable in gross income for federal income tax purposes (collectively, "taxable municipal securities"). Certain taxable municipal securities are not "general obligations" (obligations secured by the full faith and credit or taxing power of a governmental body) and, in those cases, are repayable only from such revenues as may be pledged to repay such securities. The Fund will not invest more than 5% of its total assets (taken at market value at the time of each investment) in taxable municipal securities.

     Investments in foreign securities and taxable municipal securities are subject to the same general credit review and credit quality standards as are applicable to the securities in which Prime Fund and Institutional Prime Fund are permitted to invest. However, the financial information available on these obligations may be more limited than what is available for securities that are registered with the SEC or that otherwise are issued by entities that are required to file reports under the Securities Exchange Act of 1934, as amended. Foreign securities are subject to other risks that may include unfavorable political and economic developments and possible withholding taxes or other governmental restrictions that might affect the principal or interest on securities owned by a Fund.

GREAT HALL U.S. GOVERNMENT MONEY MARKET FUND

     Government Fund may invest only in Government Obligations (described above under "All Funds - Government Securities") and in repurchase agreements fully collateralized by Government Obligations.

GREAT HALL TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE
MONEY MARKET FUND

     Tax-Free Fund and Institutional Tax-Free Fund invest in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests therein, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from federal income taxation.

     The types of obligations that such Funds may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes that are Eligible Securities. Tax-Free Fund and Institutional Tax-Free Fund may also invest in municipal bonds and participation interests therein, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, such as short-term discount notes, all of which must be Eligible Securities.

     Securities purchased by such Funds mature within 397 days from the date of purchase or carry variable or floating rates that are adjusted at least every 397 days and have demand features and quality characteristics that under applicable law and interpretations of such law permit the securities to be treated as if they mature in 397 days or less from the date of purchase.

     Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the then current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of such governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

     Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of such issues now have variable or floating interest rates and demand features that may permit Tax-Free Fund and Institutional Tax-Free Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

     Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on such bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

     Although Tax-Free Fund and Institutional Tax-Free Fund may invest more than 25% of their net assets in: (a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations, it does not presently intend to do so on a regular basis. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information with respect to Tax-Free Fund and Institutional Tax-Free Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

     Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by Tax-Free Fund and Institutional Tax-Free Fund has been introduced in Congress; other such legislation also may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for Tax-Free Fund and Institutional Tax-Free Fund's portfolio. Upon the effectiveness of any such legislation that materially affects the

Tax-Free Fund and Institutional Tax-Free Fund's ability to achieve its investment objective, the Board of Directors of Great Hall will reevaluate such Funds' investment objective and submit to its shareholders for approval necessary changes in its objectives and policies.

     VARIABLE AND FLOATING RATE DEMAND MUNICIPAL OBLIGATIONS. Variable and floating rate demand municipal obligations are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the obligations and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or comparable guarantee issued with respect to such obligations. The issuer of such an obligation may have a corresponding right to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon notice comparable to that required for the holder to demand payment.

     The variable or floating rate demand municipal obligations in which Tax-Free Fund and Institutional Tax-Free Fund may invest are payable on demand at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days and upon no more than 30 days' notice. The terms of such obligations must provide that interest rates are adjustable at intervals ranging from weekly up to annually. The adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective obligations. Such obligations are subject to the quality characteristics for municipal obligations set forth above and described in the Prospectus. Tax-Free Fund and Institutional Tax-Free Fund may invest, without limitation, in such obligations.

     The principal and accrued interest payable to the Funds on demand will be supported by an irrevocable letter of credit or comparable guarantee of a financial institution (generally a commercial bank) whose short-term taxable debt meets the quality criteria for investment by the Funds in municipal obligations, except in cases where the security itself meets the credit criteria of the Funds without such letter of credit or comparable guarantee. Thus, although the underlying variable or floating rate demand obligation may be unrated, Tax-Free Fund and Institutional Tax-Free Fund in such cases will have at all times an alternate credit source to draw upon for payment with respect to such security.

     Tax-Free Fund and Institutional Tax-Free Fund may also purchase participation interests in variable or floating rate obligations. Such participation interests will have, as part of the participation agreement between the Funds and the selling financial institution, a demand feature that permits the Funds to demand payment from the seller of the principal amount of the Funds' participation plus accrued interest thereon. This demand feature always will be supported by a letter of credit or comparable guarantee provided by the selling financial institution. Such financial institution will retain a service fee, a letter of credit fee and a fee for issuing commitments to purchase on demand in an amount equal to the excess of the interest paid on the variable or floating rate obligation in which the Funds have a participation interest over the negotiated yield at which the participation interest was purchased. Accordingly, Tax-Free Fund and Institutional Tax-Free Fund will purchase such participation interests only when the yield to the Funds, net of such fees, is equal to or greater than the yield then available on other variable rate demand securities or short-term, fixed rate, tax-exempt securities of comparable quality and where the fees are reasonable in relation to the services provided by the financial institution and the security and liquidity provided by the letter of credit or guarantee.

     While variable and floating rate demand municipal obligations are expected to have maturities in excess of 397 days, Great Hall currently expects that Tax-Free Fund and Institutional Tax-Free Fund will exercise their right to demand payment of principal and accrued interest on such an obligation if it no longer meets the Funds' quality standards, unless, of course, the obligation can be sold for a greater amount in the market.

     STAND-BY COMMITMENTS. Consistent with the requirement of Rule 2a-7, Tax-Free Fund and Institutional Tax-Free Fund may also acquire "stand-by commitments" with respect to obligations held in its portfolio. Under a "stand-by commitment," a dealer agrees to purchase, at the Funds' option, specified obligations at a specified price. "Stand-by commitments" are the equivalent of a "put" option acquired by the Funds with respect to particular obligations held in its portfolio.

     The amount payable to Tax-Free Fund or Institutional Tax-Free Fund upon its exercise of a "stand-by commitment" will normally be: (a) the Funds' acquisition cost of the obligation (excluding any accrued interest that the Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the obligation; plus
(b) all interest accrued on the obligations since the last interest payment date during the period such obligation is owned by the Fund. "Stand-by commitments" may be acquired when the remaining maturity of the underlying obligation is greater than 60 days, but will be exercisable by Tax-Free Fund and Institutional Tax-Free Fund only during the 60 day period before the maturity of such obligation. Absent unusual circumstances, Tax-Free Fund and Institutional Tax-Free Fund will value the underlying obligation on an amortized cost basis. Accordingly, the amount payable by a dealer during the time a "stand-by commitment" is exercisable is substantially the same as the value of the underlying obligation. Tax-Free Fund and Institutional Tax-Free Fund's right to exercise "stand-by commitments" must be unconditional and unqualified. A "stand-by commitment" is not transferable by the Funds, although it may sell the underlying obligation to a third party at any time.

     Tax-Free Fund and Institutional Tax-Free Fund expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, it may pay for "stand-by commitments" either separately in cash or by paying a higher price for obligations that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held in the Funds' portfolio may not exceed 1/2 of 1% of the value of the Funds' total assets calculated immediately after each "stand-by commitment" is acquired.

     Tax-Free Fund and Institutional Tax-Free Fund intend to enter into "stand-by commitments" only with dealers, banks and broker-dealers that, in the opinion of Insight, present minimum credit risks. The Funds' reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying obligations that are subject to the commitment. However, the failure of a party to honor a "stand-by commitment" could have an adverse impact on the liquidity of Tax-Free Fund or Institutional Tax-Free Fund during periods of rising interest rates.

     Tax-Free Fund and Institutional Tax-Free Fund intend to acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" will not affect the valuation or maturity of the underlying obligation, which will continue to be valued in accordance with the amortized cost method. "Stand-by commitments" will be valued at zero in determining net asset value. Where Tax-Free Fund or Institutional Tax-Free Fund pays directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment is held. "Stand-by commitments" will not affect the average weighted maturity of Tax-Free Fund or Institutional Tax-Free Fund's portfolio.

     "WHEN-ISSUED" OBLIGATIONS. Tax-Free Fund and Institutional Tax-Free Fund may make commitments to purchase municipal obligations on a "when-issued" basis, I.E., delivery and payment for the obligations normally takes place at a date after the commitment to purchase although the payment obligation and the coupon rate have been established before the time the Funds enters into the commitment. The settlement date usually occurs within one week of the purchase of notes and within one month of the purchase of bonds. Great Hall intends that Tax-Free Fund and Institutional Tax-Free Fund will make commitments to purchase obligations with the intention of actually acquiring them, but may sell the obligations before settlement date if such action is advisable or necessary as a matter of investment strategy. At the time the Funds make a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Custodian will maintain on a daily basis a separate account for the Funds consisting of cash or liquid debt securities with a value at least equal to the amount of the Funds' commitments to purchase "when-issued" obligations.

     Obligations purchased on a "when-issued" basis or held in the Funds' portfolio are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates. Therefore, if to achieve higher interest income the Funds remain substantially fully invested at the same time that it has purchased obligations on a "when-issued" basis, there will be a greater possibility that the market value of Tax-Free Fund and Institutional Tax-Free Fund's assets will vary from $1.00 per share. See "Net Asset Value." However, Tax-Free Fund and Institutional Tax-Free Fund do not believe that under normal circumstances its net asset value or income will be affected by its purchase of obligations on a "when-issued" basis.

     When payment is made for "when-issued" securities, Tax-Free Fund and Institutional Tax-Free Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the "when-issued" securities themselves (which may have a market value greater or less than the Funds' obligation). Sale of securities to meet such obligations would involve a greater potential for the realization of capital gains, which could cause the Funds to realize income not exempt from federal income taxation.

     STATE AND MUNICIPAL LEASE OBLIGATIONS. Tax-Free Fund and Institutional Tax-Free Fund are permitted to invest in state and municipal lease obligations ("municipal leases"). Traditionally, municipal leases have been viewed by the SEC staff as illiquid investments. However, subject to Board standards similar to the standards applicable to restricted securities (as discussed in the Prospectus), Insight may treat certain municipal leases as liquid investments and not subject to the policy limiting investments in illiquid investments.

     Municipal leases are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase or conditional sale contract or a participation certificate in such a lease or contract. Municipal leases frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies. In determining municipal leases in which the Fund will invest, Insight will evaluate the credit rating of the lessee and the terms of the lease. Additionally, Insight may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution.

     The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Municipal leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (a) the inclusion in many municipal leases of a "nonappropriation clause" that provides that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis; (b) the exclusion of a municipal lease from the definition of indebtedness under relevant state law; or (c) the provision in the municipal lease for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

     If a municipal lease is terminated by the public body for nonappropriation or other reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in a loss.

     Municipal leases represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations. Therefore, as mentioned above, municipal leases held by Tax-Free Fund and Institutional Tax-Free Fund will be treated as illiquid unless they are determined to be liquid pursuant to the aforementioned liquidity guidelines. Additionally, the lack of an established trading market for municipal leases may make the determination of fair market value more difficult.


                             INVESTMENT RESTRICTIONS

     In addition to the investment objectives and those policies identified as fundamental in the Prospectus, each of the Funds has adopted the following investment restrictions and limitations, which may not be changed without approval of shareholders owning a majority of the outstanding shares of each such Fund, which as used in the Prospectus and this Statement of Additional Information means the lesser of: (a) 67% or more of the shares present at a shareholders' meeting if more than 50% of such Fund's shares are represented at the meeting in person or by proxy; or (b) more than 50% of the outstanding shares of such Fund.

     As a fundamental policy, Prime Fund, Government Fund, and Tax-Free Fund may not:

     (1) purchase common stocks, preferred stocks, warrants or other equity securities;

     (2) purchase securities, if immediately after such purchase more than 5% of its total assets would be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that, subject to applicable SEC rules (see the discussion of Rule 2a-7 below), up to 25% of its total assets may be invested without regard to this 5% limitation;

     (3) invest more than 25% of its total assets in any one industry, except that (i) with respect to Tax-Free Fund, this restriction shall not apply to municipal obligations; (ii) with respect to Prime Fund and Tax-Free Fund this restriction shall not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and (iii) this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If the issuer of a security is within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the foregoing test;

     (4) invest more than 5% of its assets in securities of issuers which, with their predecessors, have a record of less than three years continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation, with its predecessor, for more than three years);

     (5) borrow money, except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 5% of the value of its total assets at the time of borrowing;

     (6) pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (5) above, it may pledge securities having a market value at the time of such pledge not exceeding 15% of its total assets;

     (7) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions;

     (8) write, purchase or sell put or call options, straddles, spreads or any combination thereof except that Tax-Free Fund may acquire rights to resell obligations as set forth herein under "Great Hall Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund -- Variable and Floating Rate Demand Municipal Obligations" and "Stand-By Commitments";

     (9)  underwrite any securities issued by others;

     (10) purchase or sell real estate or real estate mortgage loans (although the Funds may invest in obligations secured by interests in real estate), commodities, commodity contracts (including futures contracts), real estate partnership interests and oil, gas and mineral leases;

     (11) make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies; provided, however, that it may not enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days;

     (12) invest in companies for the purpose of exercising control or management of another company; or

     (13) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. "Investment companies" refers only to companies registered as investment companies under the 1940 Act.

     With respect to the application of the 5% limitation contained in investment restriction (2) above to Tax-Free Fund, the non-governmental user of facilities financed by industrial development or pollution control revenue bonds and a financial institution issuing a letter of credit or comparable guarantee supporting a variable rate demand municipal obligation are considered to be issuers. In addition to the above restrictions and limitations, Tax-Free

Fund may not purchase securities that are not municipal obligations and the income from which is subject to federal income tax, if such purchase would cause more than 20% of its total assets to be invested in such securities, except that Tax-Free Fund may invest more than 20% of its total assets in such securities during other than normal market conditions. Bonds subject to the alternative minimum tax are considered taxable for this test.

     As fundamental policies, Institutional Prime Fund and Institutional Tax-Free Fund may not:

     (1) borrow money or issue senior securities (as defined the Investment Company Act of 1940, as amended), except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 5% of the value of its total assets at the time of borrowing;

     (2) underwrite securities issued by other persons, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

     (3) invest more than 25% of its total assets in any one industry, except that (i) with respect to Institutional Tax-Free Fund, this restriction shall not apply to municipal obligations; (ii) with respect to Insitutional Prime Fund and Institutional Tax-Free Fund this restriction shall not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and (iii) this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If the issuer of a security is within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the foregoing test.;

     (4)  purchase or sell real estate or real estate mortgage loans
(although a Fund may invest in obligations secured by interests in real estate), commodities, commodity contracts (including futures contracts), real estate partnership interests and oil, gas and mineral leases; or

     (5) make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, each Fund has adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors of Great Hall without the approval by such Fund's shareholders.

     As a non-fundamental policy, Prime Fund, Government Fund, and Tax-Free Fund may not invest more than 10% of its net assets in all forms of illiquid investments, as set forth in the Prospectus under "Illiquid Investments."

     As non-fundamental policies, Institutional Prime Fund and Institutional Tax-Free Fund may not:

     (1) invest in companies for the purpose of exercising control or management;

     (2) invest in securities issued by other investment companies in excess off limits imposed by applicable law;

     (3) invest more than 10% of its net assets in illiquid investments including but not limited to repurchase agreements maturing in more than seven days;

     (4) pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings; or

     (5) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions.

     PERCENTAGE RESTRICTIONS. With respect to each of the Funds, if a fundamental or non-fundamental percentage restriction or limitation is adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values or net assets will not be considered a violation thereof.

                                      TAXES

TAXATION OF THE FUNDS--IN GENERAL

     Each of the Funds has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to do so. To so qualify, a Fund must, among other things;
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of such Fund's taxable year. Furthermore, in order to be entitled to pay exempt-interest dividends to shareholders, Tax-Free Fund and Institutional Tax-Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax ("tax-exempt obligations").

     As a regulated investment company, a Fund will not be liable for federal income taxes on the part of its taxable net investment income and net capital gains, if any, that it distributes to shareholders if at least 90% of its net investment income (including tax-exempt income net of any disallowed deductions relating thereto) and net short-term capital gain for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits.

     Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute:
(a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (b) at least 98% of its capital gain net income for the twelve-month period ending on October 31 (or December 31, if such Fund so elects); and (c) any portion (not taxed to such Fund) of the respective balances from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

     If Tax-Free Fund or Institutional Tax-Free Fund disposes of a tax-exempt obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     If a shareholder receives an exempt-interest dividend with respect to any share and sells or exchanges such share after holding it for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits received by shareholders that are subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by shareholders of the Fund.

     Distributions of exempt-interest dividends by Tax-Free Fund and Institutional Tax-Free Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations that, if realized by the shareholder directly, would be exempt from such taxes. Tax-Free Fund and Institutional Tax-Free Fund will report to its shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt obligations held by such Fund during the preceding year. Shareholders of Tax-Free Fund and Institutional Tax-Free Fund are advised to consult their tax advisers concerning the application of state and local taxes.

     Under the Code, investors will not be allowed to deduct interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends to the extent such interest expenses relate to exempt-interest dividends received by the shareholder. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of a Fund. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

     Tax-Free Fund and Institutional Tax-Free Fund may acquire variable and floating rate demand municipal obligations and "stand-by commitments" or "puts" from banks and municipal securities dealers. See "Great Hall Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund - Variable and Floating Rate Demand Municipal Obligations" and "Stand-By Commitments" in this Statement of Additional Information. With respect to each such acquisition, an opinion of issuer's counsel will be issued that Tax-Free Fund and Institutional Tax-Free Fund will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to such demand features or to such stand-by commitments; the interest on such municipal obligations will be tax-exempt to Tax-Free Fund and Institutional Tax-Free Fund; and the purchase prices of municipal obligations subject to stand-by commitments must be allocated between such securities and stand-by commitments based upon their relative fair market values.

     A Fund, or a shareholder's broker with respect to a Fund, is required to withhold federal income tax at a rate of 31% of the dividends, capital gains distributions and proceeds of redemptions if a shareholder fails to furnish such Fund with a correct taxpayer identification number ("TIN") or to certify that the shareholder is exempt from such withholding or if the Internal Revenue Service notifies such Fund or broker that the shareholder has provided such Fund with an incorrect TIN or failed to properly report dividend or interest income for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return. An individual's TIN is his or her social security number.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal or state income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning.

     EACH INVESTOR IS ADVISED TO CONSULT HIS OR HER TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE, LOCAL AND FOREIGN TAXATION.

                             PORTFOLIO TRANSACTIONS

     As provided in the investment advisory agreement in effect between Insight and the Funds, Insight makes investment decisions and decisions as to the execution of portfolio transactions for the Funds, subject to the general supervision of the Board of Directors of Great Hall. At times, investment decisions may be made to purchase or sell the same investment security for more than one Fund, in which case the transactions will be allocated as to amount and price in a manner considered equitable to each Fund. In some cases this procedure may possibly have a detrimental effect on the price or volume of the security as far as one or more Funds are concerned. On the other hand, the ability of the Funds to participate in volume transactions may produce better executions for the Funds in some cases. It is the opinion of the Board of Directors that the benefits available because of Insight's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

     Under the 1940 Act, persons affiliated with Great Hall are prohibited from dealing with Great Hall as a principal in the purchase and sale of investments. Since over-the-counter transactions are usually principal transactions, affiliated persons of Great Hall may not serve as a dealer in connection with such transfers or commitments. The 1940 Act also prohibits Great Hall from purchasing a security being publicly underwritten from a syndicate in which any affiliated person is a principal underwriter except in accordance with certain limitations. Furthermore, Great Hall may not use any affiliated person as a broker or dealer in executing portfolio transactions without complying with the limitations imposed by the rules of the SEC, which rules require the commissions, fees or other remuneration received by such affiliated broker or dealer be: (a) reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time; and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker or dealer on comparable transactions for its most favored comparable unaffiliated customers.

     Most purchase and sale transactions with respect to a Fund are with the issuer or an underwriter or with major dealers of securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter normally includes a commission paid by the issuer to the underwriter. Purchases or sales from or to dealers will normally reflect the spread between bid and ask prices.

     Insight, in effecting purchases and sales of portfolio securities for the accounts of the Funds, will place orders in such manner as in its opinion will offer the best price and market for the execution of each transaction. Given the best price and market obtainable, it is the practice of the Funds when purchasing through dealers to select them primarily on the basis of the furnishing by such dealers, in addition to satisfactory execution of the transaction, of research information and statistical and other services to Insight. It is not always possible to place a dollar value on information and services received from dealers. Since it is only supplementary to Insight's own research efforts, the receipt of research information is not expected to reduce significantly Insight's expenses. Such Funds may also consider, subject to the requirement of best execution, dealers' sales of the Funds' shares when selecting dealers to execute portfolio transactions. While Insight will be primarily responsible for the placement of such Funds' business, the policies and practices of the Funds in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Directors of Great Hall.

     Because brokerage commissions as such are not usually paid in connection with the purchase or sale of the securities in which the Funds invest and because transactional costs are small, portfolio turnover is not expected to materially affect net asset value or yields. None of the Funds paid any brokerage commissions during the year ended July 31, 1999. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, and therefore, each Fund's turnover rate for reporting purposes will be zero.

                     MANAGEMENT AND DISTRIBUTION AGREEMENTS

INVESTMENT ADVISER; INVESTMENT ADVISORY AGREEMENT

     Insight serves as each Fund's investment adviser. Insight is a wholly-owned subsidiary of Dain Rauscher Corporation ("DRC").

     Pursuant to an investment advisory agreement (the "Advisory Agreement"), Insight performs and bears the internal cost of research, statistical analysis and continuous supervision of the investment portfolio of each Fund and furnishes office facilities and certain clerical and administrative services to the Funds. In addition, Insight bears all promotional expenses, including the cost of printing and distributing prospectuses utilized for promotional purposes. Other expenses are borne by whichever Fund incurs the expense and such expenses include, but are not limited to, taxes, interest, brokerage fees and commissions, and costs and expenses associated with the following matters and services: registration and qualification of Great Hall, the Funds and their shares with the SEC and the various states; services of custodians, transfer agent, dividend disbursing agent, accounting services agents, shareholder services agents, independent auditors and outside legal counsel; maintenance of corporate existence; preparation, printing and distribution of prospectuses to existing Fund shareholders; services of Great Hall directors who are not employees of Insight or of the Distributor or any of their affiliates; directors' and shareholders' meetings, including the printing and mailing of proxy materials; insurance premiums for fidelity and other coverage; issuance and sale of Fund shares (to the extent not borne by the Distributor under its agreement with Great Hall); redemption of Fund shares; printing and mailing of stock certificates representing shares of the Funds; association membership dues; preparation, printing and mailing of shareholder reports; and portfolio pricing services, if any. Expenses borne by Great Hall and attributable to only one Fund will be allocated to that Fund; expenses that are not specifically allocable will be allocated to each Fund in a manner and on a basis determined in good faith by the Board of Directors of Great Hall, including a majority of the Directors who are not "interested" persons of Great Hall or Insight, to be fair and equitable.

     Under the Advisory Agreement, Insight receives a monthly advisory fee based upon the average value of each Fund's daily net assets. The Tax-Free Fund pays Insight a fee at an annual rate of .50% of its average daily net assets. The Prime Fund and the Government Fund each pay an advisory fee that is scaled downward as net assets increase. The fee for the Prime Fund is paid at an annual rate of .55% on average daily net assets up to $700 million, .50% on average daily net assets of over $700 million up to $1.2 billion, .45% on average daily net assets of over $1.2 billion up to $2 billion, and .40% on average daily net assets of over $2 billion. The fee for the Government Fund is paid at an annual rate of .50% on average daily net assets up to $100 million, .40% on average daily net assets of over $100 million up to $300 million, and .35% on average daily net assets over $300 million. Institutional Prime Fund and Institutional Tax-Free Fund pays Insight a fee at an annual rate of .25% of its average net assets.

     The Funds have paid advisory fees to Insight as follows:


----------------------------------------------------------------------------------------------------------------------
     Year Ended          Prime Fund        Institutional      Government Fund     Tax-Free Fund       Institutional
                                             Prime Fund                                               Tax-Free Fund
----------------------------------------------------------------------------------------------------------------------
July 31, 1999            $20,639,795         $714,258           $1,177,276          $2,661,827          $100,138*
----------------------------------------------------------------------------------------------------------------------
July 31, 1998            $17,513,185         $237,858*           $963,402           $2,371,641             N/A
----------------------------------------------------------------------------------------------------------------------
July 31, 1997            $13,295,885            N/A              $796,320           $2,007,198             N/A
----------------------------------------------------------------------------------------------------------------------

* Insight voluntarily waived $100,138 of Institutional Tax-Free Fund's advisory fees for the year ended July 31, 1999 and $28,050 of Institutional Prime Fund's advisory fees for the year ended July 31, 1998.

     The Advisory Agreement continues in effect from year to year, if specifically approved at least annually by a vote cast in person at a meeting called for such purpose by a majority of the Directors of Great Hall, and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of Great Hall or Insight ("Independent Directors"). The Advisory Agreement may be terminated by either party thereto, by the Independent Directors or by a vote of the holders of a majority of the outstanding securities of Great Hall, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of an assignment. Termination will not affect the right of Insight to receive payment of any unpaid balance of the compensation earned prior to termination.

THE DISTRIBUTOR

     The Funds are distributed by Dain Rauscher Incorporated, 60 South Sixth Street, Minneapolis, MN 55402 (the "Distributor"), a member firm of the New York Stock Exchange (the "NYSE"), the National Association of Securities Dealers, Inc. and a wholly owned subsidiary of DRC. The Funds have agreed to indemnify the Distributor and its affiliates, to the extent permitted by applicable law, against certain liabilities under the Securities Act of 1933. The Distributor serves as the Funds' distributor without separate compensation.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is calculated separately for each Fund. The assets and liabilities of each Fund are determined in accordance with generally accepted accounting principles and the applicable rules and regulations of the SEC. Assets and liabilities attributable to a specific Fund are allocated to that Fund. Assets and liabilities not readily identifiable to a Fund will be allocated among the Funds in a manner and on a basis determined in good faith pursuant to procedures established by the Board of Directors, including a majority of the Directors who are not "interested persons" of Great Hall or Insight, to be fair and equitable.

     The Funds value their portfolio securities using the amortized cost method. This method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to a Fund's shareholders in the daily dividend, the value of such Fund's assets and, thus, its net asset value per share, will generally remain constant. Although this method provides certainty in valuation, it may result in periods during which the value of a Fund's securities, as determined by amortized cost, is higher or lower than the price such Fund would receive if it sold the securities. During such periods, the yields on shares of such Fund may differ somewhat from that obtained in similar funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of their portfolio securities. For example, if the use of amortized cost by any Fund resulted in lower aggregate portfolio value on a particular day, prospective investors in such Fund would be able to obtain a somewhat higher yield than would result from investments in a similar fund utilizing solely market values. The converse would apply during a period of rising interest rates.

     On July 31, 1999, the net asset value and the maximum public offering price per share for the Funds were calculated as follows:


PRIME FUND
         Net Assets        ($4,522,699,797)           =        Net Asset Value Per Share ($1.00)
     ----------------------------------------------
     Shares Outstanding    (4,522,699,797)

INSTITUTIONAL PRIME FUND

         Net Assets        ($310,183,097)             =        Net Asset Value Per Share ($1.00)
     --------------------------------------------
     Shares Outstanding     (310,183,097)

GOVERNMENT FUND

         Net Assets         ($271,376,485)            =        Net Asset Value Per Share ($1.00)
     ---------------------------------------------
     Shares Outstanding      (271,376,485)

TAX-FREE FUND

         Net Assets         ($497,138,632)            =        Net Asset Value Per Share ($1.00)
     --------------------------------------------
     Shares Outstanding      (497,138,632)

INSTITUTIONAL TAX-FREE FUND

         Net Assets         ($53,148,681)             =        Net Asset Value Per Share ($1.00)
     -------------------------------------------
     Shares Outstanding      (53,148,681)


                         CALCULATION OF PERFORMANCE DATA

YIELD

     As stated in the Prospectus, each Fund from time to time may advertise its yield.

     The current yield of the Funds is computed by determining the change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, and dividing the change by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent.

     For the seven-day period ended July 31, 1999, the current yields of Prime Fund, Institutional Prime Fund, Government Fund, Tax-Free Fund and Institutional Tax-Free Fund were 4.53%, 4.88%, 4.36%, 2.58% and 2.78%, respectively.

     The effective or compounded yield for the Funds is computed by determining the change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, and dividing the change by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective yield = [(Base period return + 1) 365/7] - 1

     For the seven-day period ended July 31, 1999, the effective yields of Prime Fund, Institutional Prime Fund, Government Fund, Tax-Free Fund and Institutional Tax-Free Fund were 4.63%, 5.00%, 4.45%, 2.61% and 2.82%, respectively.

     The taxable equivalent yield of Tax-Free Fund and Institutional Tax-Free Fund is calculated by applying the stated income tax rate only to that portion of the Fund's seven-day yield or effective yield that is exempt from taxation. The stated income tax rate is subtracted from the number 1 (E.G., 1 minus 36% equals 64%), and the tax-exempt portion of the yield is divided by the difference. The result is then added to that portion of the Fund's yield, if any, that is not tax-exempt.

     Assuming federal marginal tax rates of 28%, 31%, 36% and 39.6%, the taxable equivalent current yields of Tax-Free Fund for the seven-day period ended July 31, 1999 were 3.58%, 3.74%, 4.03% and 4.27%, respectively. The taxable equivalent current yields of Institutional Tax-Free Fund for the seven-day period ended July 31, 1999 were 3.63%, 3.78%, 4.08% and 4.32%, respectively. Assuming the same federal marginal tax rates, the taxable equivalent effective yields of Tax-Free Fund for the seven-day period ended July 31, 1999 were 3.86%, 4.03%, 4.34% and 4.32%, respectively. The taxable equivalent effective yields of Institutional Tax-Free Fund for the seven-day period ended July 31, 1999 were 3.92%, 4.09%, 4.41% and 4.67%, respectively.

                             DIRECTORS AND OFFICERS

     Directors and officers of Great Hall, together with information as to their principal occupations during the past five years, are set forth below. Except as otherwise set forth below, the address of each officer and director is the same as that of Great Hall -- 60 South Sixth Street, Minneapolis, Minnesota 55402.

                                                                  Principal Occupations During the
Name and Address                      Position                    Past Five Years and Other Affiliations
---------------                       -------                     --------------------------------------
T. Geron ("Jerry") Bell               Director                    President of the Minnesota Twins Baseball Club
Age: 58                                                           Incorporated since 1987.
34 Puckett Place
Minneapolis, MN 55415

Sandra J. Hale                        Director                    President of Enterprise Management, Int'l. since
Age: 64                                                           1991; Minnesota Commissioner of
2308 West Lake of the Isles Pkwy.                                 Administration from 1982 to 1990.
Minneapolis, MN 55405

Ron James                             Director                    Formerly President and Chief Executive Officer
Age: 48                                                           of Ceridian Corporation-Human Resources
300 Sycamore Lane                                                 Group (January 1996-January 1998); Vice
Plymouth, MN 55441                                                President - Minnesota of U.S. West Communications
                                                                  from 1990 to December 1995; Vice President
                                                                  and General Manager-Large  Business Markets of
                                                                  U.S. West Communications from 1987 to
                                                                  1990.

Jay H. Wein                           Director                    Independent consultant since April 1995;
Age: [__]                                                         Director of Information Advantage, Inc. since
5305 Elm Ridge Circle                                             1992 and Chairman from 1992 to April 1995;
Excelsior, MN 55331                                               Retired in August 1989 after 15 years as Office
                                                                  Managing Partner of the Minneapolis/St. Paul
                                                                  Office of Arthur Andersen & Co.

J. Scott Spiker                       Chief Executive Officer     Senior Executive Vice President of the
Age: 44                                                           Distributor; Chief Executive Officer and
                                                                  Director of Insight; Senior Vice President
                                                                  and Business Manager, Employee Benefit Services,
                                                                  of Norwest Corporation from 1990 through
                                                                  January 1994; Product Manager,
                                                                  Institutional Collective Funds,
                                                                  of Norwest Corporation from 1989 through
                                                                  January 1994.


                                      B-16

                                                                  Principal Occupations During the
Name and Address                      Position                    Past Five Years and Other Affiliations
---------------                       -------                     --------------------------------------
Raye C. Kanzenbach                    Chief Investment Officer    Managing Director and Chief Investment Officer
Age: 50                                                           of Insight; prior to 1991, Director, Senior
                                                                  Vice President and Secretary of Insight Bond
                                                                  Management, Inc. since 1983.

Julie K. Getchell                     Chief Financial Officer     President and Chief Operating Officer of
Age: 44                                                           Insight and Senior Vice President of the
                                                                  Distributor.

Matthew L. Thompson                   Secretary                   Partner of Faegre & Benson LLP, Great Hall's
Age: 42                                                           general counsel, since May 1995; Vice
2200 Norwest Center                                               President, Assistant Secretary and
90 South Seventh Street                                           Corporate/Fund Counsel of DRC from January
Minneapolis, MN 55402                                             1994 to May 1995; prior thereto, Partner of
                                                                  Dorsey & Whitney since 1993 and Associate of
                                                                  Dorsey & Whitney from 1985 through 1992.

Thomas D. Vogel                       Compliance Officer          Managing Director and Controller of Insight and
Age: 35                                                           the Distributor's Business Services Group;
                                                                  Assistant Controller of Insight from
                                                                  1993 to 1995.

     Effective July 1, 1999, the annual compensation of each Director was increased to $12,000 plus $1,000 for each meeting attended. Prior to such time, the annual compensation of each Director was $6,000 plus $1,000 for each meeting attended. No compensation is paid by Great Hall to its officers. The following table sets forth for such period the aggregate compensation (excluding expenses) paid by Great Hall to its directors during the fiscal year ended July 31, 1999:

                               COMPENSATION TABLE

                                                                      Pensions or Retirement
                                                 Aggregate              Benefits Accrued
                                               Compensation                as part of
         Name Of Director                     from Great Hall          Great Hall Expenses
         ----------------                     ---------------         ----------------------
         T. Geron (Jerry) Bell                    $10,000                     None
         Sandra J. Hale                           $10,000                     None
         Ron James                                $10,000                     None
         Jay H. Wein                              $10,000                     None

     Additional directors of Insight are as follows:

       Name                   Other Positions
       ----                   ---------------
       Irving Weiser          Chairman, Chief Executive Officer and
                              President of the Distributor

       John C. Appel          Vice Chairman and Chief Financial Officer
                              of the Distributor

       Ronald A. Tschetter    Senior Executive Vice President of the Distributor
                              (Private Client Group)

       Nelson D. Civello      Senior Executive Vice President of the Distributor
                              (Fixed Income Capital Markets Group)

       Kenneth J. Wessels     Senior Executive Vice President of the Distributor
                              (Equity Capital Markets Group)

                               GENERAL INFORMATION

     Great Hall was incorporated under the laws of the State of Minnesota in June 1991 and is registered with the SEC under the 1940 Act as an open-ended management investment company (commonly known as a "mutual fund"). This registration does not involve supervision of management or investment policy by an agency of the federal government. Great Hall is authorized to issue shares representing interests in separate series. Currently, Great Hall offers its shares in five separate series. One hundred billion shares have been designated for each of the Prime Fund, the Government Fund and the Tax-Free Fund. Ten billion shares have been designated for each of the Institutional Prime Fund and the Institutional Tax-Free Fund.

     Under the terms of the Custodian Agreement, Norwest Bank Minnesota, N.A., 733 Marquette Avenue, Minneapolis, Minnesota 55479-0040 (the "Custodian") holds and safekeeps all of the assets of each Fund. For its services, the Custodian receives from each Fund a monthly fee based upon the average market value of such Fund's securities held in custody plus securities transaction charges; it is also reimbursed for certain out-of-pocket expenses.

     Under the terms of an Investment Account Agreement, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105-1716, (the "Fund Accounting Agent") performs necessary investment accounting and recordkeeping services for the Fund. For its services, the Fund Accounting Agent is paid a monthly fee and is reimbursed for certain out-of-pocket expenses.

     Under the terms of the Transfer Agency Agreement, PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19890-0001, (the "Transfer Agent") maintains the shareholder account records for each Fund, handles certain communications between shareholders and each Fund, distributes dividends and distributions payable by each Fund and produces statements with respect to account activity for each Fund and its shareholders. For these services, the Transfer Agent receives a flat monthly fee and is also reimbursed for certain out-of-pocket expenses.

     The Distributor also performs certain shareholder account services for the Funds pursuant to a Shareholder Account Service Agreement. Under the terms of the Shareholder Account Service Agreement, the Distributor disburses or credits all proceeds of redemptions, dividends and other distributions to shareholders, handles certain communications between shareholders and each Fund, prepares shareholder records, maintains a master account with the Transfer Agent on behalf of shareholders and performs other related services. For its services, the Distributor receives a monthly fee computed on the basis of the number of shareholder accounts that are maintained for each Fund during the month and also is reimbursed for certain out-of-pocket expenses.

     Great Hall maintains accounting records that specifically allocate assets and liabilities on a series by series basis. The shares of each series represent an undivided interest in the assets and liabilities specifically allocated to that series. Creditors and other persons contracting with Great Hall with respect to a series may look solely to the assets of that series to satisfy claims against Great Hall.

     All Fund shares are the same class and are freely transferable. Each share has equal dividend rights and is entitled to one vote at all shareholder meetings. Separate votes are taken by each series of Great Hall except to the extent that the 1940 Act requires shares of all series to be voted in the aggregate. Shares have non-cumulative voting rights, so that the holders of more than 50% of the shares can, if they choose to do so, elect all the directors of Great Hall, in which event the holders of the remaining shares will be unable to elect any person as a director. Whenever the approval of a majority of the outstanding shares of a series of Great Hall is required in connection with shareholder approval of an investment advisory agreement, changes in the investment objectives, policies or limitations of that series, or changes in the distribution expense plan, a "majority" shall mean the vote of the lesser of:
(a) 67% or more of the shares of such series present at a meeting, if the holders of more than 50% of the outstanding shares of such series are present in person or by proxy; or (b) more than 50% of the outstanding shares of such series.

     Dain Rauscher Incorporated is the record owner of all outstanding shares of each Fund. Set forth below are the names, addresses and number of shares of each Fund beneficially owned by persons known to Great Hall and Dain Rauscher Incorporated to beneficially own more than 5% of any Fund's common shares as of September,__ 1999:


                                  NUMBER OF SHARES                % OF
         NAME AND ADDRESS         BENEFICIALLY OWNED        OUTSTANDING SHARES
         ---------------          -----------------         ------------------
PRIME FUND:




INSTITUTIONAL PRIME FUND:





GOVERNMENT FUND:





TAX-FREE FUND:




INSTITUTIONAL TAX-FREE FUND:




     Depending on prevailing economic and market conditions, the presence of one or more large beneficial owners in a Fund could pose certain risks to the Fund and its other shareholders. For example, the presence of such a shareholder could raise liquidity concerns which could require the Fund to invest in a manner that may not optimize investment returns. As of the date of this Statement of Additional Information, Insight does not believe that the presence of any of the aforementioned beneficial owners poses such a risk.

     Great Hall is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders, and does not intend to hold such meetings. The Board of Directors may convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting shares of Great Hall may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of Great Hall. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of Great Hall. Irrespective of whether a regular meeting of shareholders has been held during the immediately preceding 15 months, in accordance with Section 16(c) of the 1940 Act, the Board of Directors of Great Hall shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares, and Great Hall will assist in communications with other shareholders as required by the 1940 Act.

     Under Minnesota law, the Board of Directors has overall responsibility for managing Great Hall in good faith, in a manner reasonably believed to be in the best interests of Great Hall, and with the care an ordinarily prudent person in a like position would exercise in similar circumstances.

     Under Minnesota law, directors owe Great Hall and its shareholders certain fiduciary duties, including a duty of "loyalty" (to act in good faith and in the best interests of Great Hall) and a duty of "care" (to act with the care that a reasonably prudent person would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate the personal monetary liability of directors to the corporation or its shareholders for breach of the duty of "care." Directors of corporations adopting such a limitation provision still owe the corporation this duty of "care," but under most circumstances cannot be sued for monetary damages for breaches of such duty. The Articles of Incorporation of Great Hall limit the liability of directors to the fullest extent permitted by law.

     The directors of Great Hall remain fully liable (including possibly for monetary damages) for breaches of their duty of "loyalty," for self-dealing, for bad faith and intentional misconduct, and for violations of the 1933 Act, the Securities Exchange Act of 1934, and certain provisions of Minnesota corporation law. Additionally, the 1940 Act prohibits limiting a director's liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the director's duties in the conduct of the director's office, and it is uncertain whether and to what extent directors remain liable for monetary damages for violations of the 1940 Act. The SEC staff has taken the position that investment company directors remain liable for monetary damages under certain circumstances.

     Upon issuance and sale in accordance with the terms of the Funds' Prospectus and Statement of Additional Information, each share of a Fund will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How To Redeem Shares" in the Prospectus. In the event of the dissolution or liquidation of Great Hall, the holders of the shares of any Fund are entitled to receive, as a class, the underlying assets of such Fund available for distribution to shareholders.

                              COUNSEL AND AUDITORS

     Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as Great Hall's general counsel. Lindquist & Vennum PLLP, 4200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as counsel to Great Hall's disinterested directors.

     KPMG LLP, 90 South Seventh Street, 4200 Norwest Tower, Minneapolis, Minnesota 55402, has been selected as the independent auditors of Great Hall for its fiscal year ending July 31, 1999.

                         FINANCIAL AND OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in Great Hall's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act (the "Registration Statement") with respect to the securities offered by the Prospectus and this Statement of Additional Information. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits thereto may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                    APPENDIX

                             RATINGS OF INVESTMENTS

     The following is a description of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") commercial paper, loan, note and bond ratings. To the extent that ratings accorded by S&P or Moody's may change as a result of changes in such organizations, the Funds will attempt to use comparable rating standards for their permissible investments.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER, LOAN AND NOTE RATINGS.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Repayment capacity will normally be evidenced by the following characteristics:

     -  Leading market positions in well established industries.
     -  High rates of return on funds employed.
     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Loans bearing the designation MIG-1 by Moody's are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     Loans bearing the designation of MIG-2 are of high quality, with margins of protection ample although not so large as the preceding group.

     Loans bearing the designation of MIG-3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DESCRIPTION OF S&P'S COMMERCIAL PAPER AND MUNICIPAL NOTE RATINGS

     The rating A is the highest commercial paper rating assigned by S&P. Issues in this category have the greatest capacity for timely payment and are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     The designation A-2 indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     The designation A-3 indicates a satisfactory capacity for timely payment. However, issues with this designation are somewhat more vulnerable to the adverse effects of changes in circumstances than issues carrying the higher designations.

     Municipal notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issuers determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     Municipal notes rated SP-2 have a satisfactory capacity to pay principal and interest.

     Municipal notes rated SP-3 have a speculative capacity to pay principal and interest.

DESCRIPTION OF S&P'S BOND RATINGS

     AAA--Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in a small degree.

     A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

     BB, B, CCC, CC, C--Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S BOND RATINGS

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with respect to Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Within each rating classification from Aa through B, Moody's has assigned the numerical modifiers 1, 2 and 3. The modifier 1 indicates that a security ranks in the high end of that rating category, 2 in the mid-range of a category and 3 nearer the low end of a category.

                         Audited Financial Statements
                       Great Hall Investment Fund, Inc.
                                July 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES

JULY 31, 1999

                               PRIME       U.S. GOVERNMENT       TAX-FREE       INST'L PRIME    INST'L TAX-FREE
                               MONEY            MONEY             MONEY            MONEY             MONEY
                            MARKET FUND      MARKET FUND       MARKET FUND      MARKET FUND       MARKET FUND
----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities
  at market value (note
  2), amortized cost
  $4,508,972,711;
  $269,955,551;
  $495,442,943;
  $308,611,703; and
  $52,872,294,
  respectively...........  $4,508,972,711    $269,955,551     $  495,442,943   $  308,611,703      $52,872,294
Cash in bank on demand
  deposit................         985,051          68,282             57,060           46,595           44,401
Accrued interest
  receivable.............      15,480,907       1,613,156          2,059,968        1,730,760          260,987
Organization costs (note
  2).....................              --              --                 --            5,099               --
----------------------------------------------------------------------------------------------------------------
Total assets.............   4,525,438,669     271,636,989        497,559,971      310,394,157       53,177,682
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Accrued investment
  advisory fee...........       1,714,632          99,924            219,148           69,512               --
Other accrued expenses...       1,024,240         160,580            202,191          141,548           29,001
----------------------------------------------------------------------------------------------------------------
Total liabilities........       2,738,872         260,504            421,339          211,060           29,001
----------------------------------------------------------------------------------------------------------------
Net assets applicable to
  outstanding capital
  stock..................  $4,522,699,797    $271,376,485     $  497,138,632   $  310,183,097      $53,148,681
----------------------------------------------------------------------------------------------------------------
REPRESENTED BY:
Capital stock -
  authorized 100 billion
  shares of $.01 par
  value for each Fund,
  outstanding
  4,522,699,797;
  271,376,485; and
  497,138,632 shares,
  respectively...........  $   45,226,998    $  2,713,765     $    4,971,386   $           --      $        --
Capital stock -
  authorized 10 billion
  shares of $.01 par
  value for each Fund,
  outstanding
  310,183,097; and
  53,148,681 shares,
  respectively...........              --              --                 --        3,101,831          531,487
Additional paid-in
  capital................   4,477,472,799     268,662,720        492,167,246      307,081,266       52,617,194
----------------------------------------------------------------------------------------------------------------
    Total - representing
      net assets
      applicable to
      outstanding capital
      stock..............  $4,522,699,797    $271,376,485     $  497,138,632   $  310,183,097      $53,148,681
----------------------------------------------------------------------------------------------------------------
Net asset value per share
  of outstanding capital
  stock..................  $         1.00    $       1.00     $         1.00   $         1.00      $      1.00
----------------------------------------------------------------------------------------------------------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

YEAR ENDED JULY 31, 1999

                              PRIME      U.S. GOVERNMENT      TAX-FREE      INST'L PRIME    INST'L TAX-FREE
                              MONEY           MONEY             MONEY           MONEY            MONEY
                           MARKET FUND     MARKET FUND       MARKET FUND     MARKET FUND      MARKET FUND*
------------------------------------------------------------------------------------------------------------
INCOME:
  Interest...............  $244,054,713     $13,723,708     $17,258,735     $14,811,433        $1,237,071
------------------------------------------------------------------------------------------------------------
EXPENSES (NOTE 4):
  Investment advisory
    fee..................    20,639,795       1,177,276       2,661,827         714,258           100,138
  Custodian, accounting
    and
    transfer agent
    fees.................       239,700          46,300          74,650          33,050            22,800
  Sub-accounting fees....     5,187,000         141,400         137,900           2,400             1,050
  Reports to
    shareholders.........     1,568,074          40,250          31,300           3,000               900
  Amortization of
    organization costs...            --              --              --           1,683                --
  Directors' fees........         6,199           6,199           6,199           8,799             7,500
  Audit and legal fees...        73,500          31,000          41,000          29,900            21,726
  Registration fees......       463,089         121,995         200,690         158,227            56,244
  Administrative.........        27,750           2,200           2,400           5,200             1,000
  Other expenses.........        60,434          28,165           6,676           2,849             8,670
------------------------------------------------------------------------------------------------------------
Total expenses...........    28,265,541       1,594,785       3,162,642         959,366           220,028
Less expenses voluntarily
  waived or absorbed by
  Advisor................            --              --              --              --          (100,138)
------------------------------------------------------------------------------------------------------------
Total net expenses.......    28,265,541       1,594,785       3,162,642         959,366           119,890
------------------------------------------------------------------------------------------------------------
Investment income --
  net....................   215,789,172      12,128,923      14,096,093      13,852,067         1,117,181
------------------------------------------------------------------------------------------------------------
Net increase in net
  assets resulting from
  operations.............  $215,789,172     $12,128,923     $14,096,093     $13,852,067        $1,117,181
------------------------------------------------------------------------------------------------------------

  *  Period from September 23, 1998 (commencement of operations) to July 31,
     1999.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                   U.S. GOVERNMENT
                               PRIME MONEY MARKET FUND            MONEY MARKET FUND
-----------------------------------------------------------------------------------------
                                Year             Year            Year           Year
                                Ended            Ended           Ended          Ended
                            July 31, 1999    July 31, 1998   July 31, 1999  July 31, 1998
-----------------------------------------------------------------------------------------
Operations:
  Investment income,
    net..................  $   215,789,172  $   196,120,553  $  12,128,923  $  10,786,378
-----------------------------------------------------------------------------------------
  Net increase in net
    assets resulting from
    operations...........      215,789,172      196,120,553     12,128,923     10,786,378
-----------------------------------------------------------------------------------------
Distributions to
  shareholders from:
  Investment income --
    net..................     (215,789,172)    (196,120,553)   (12,128,923)   (10,786,378)
-----------------------------------------------------------------------------------------
  Total distributions to
    shareholders.........     (215,789,172)    (196,120,553)   (12,128,923)   (10,786,378)
-----------------------------------------------------------------------------------------
Capital share
  transactions at net
  asset
  value of $1.00 per
  share:
    Proceeds from
      sales..............    2,663,848,899    5,231,760,076    325,052,784    295,197,283
    Shares issued for
      reinvestment
      of distributions...      215,789,172      196,120,553     12,128,923     10,786,378
    Payment for shares
      redeemed...........   (3,201,289,989)  (3,713,382,899)  (294,734,706)  (259,209,672)
-----------------------------------------------------------------------------------------
  Increase/(decrease) in
    net assets from
    capital share
    transactions.........     (321,651,918)   1,714,497,730     42,447,001     46,773,989
-----------------------------------------------------------------------------------------
Total increase/(decrease)
  in net assets..........     (321,651,918)   1,714,497,730     42,447,001     46,773,989
-----------------------------------------------------------------------------------------
Net assets at beginning
  of period..............    4,844,351,715    3,129,853,985    228,929,484    182,155,495
-----------------------------------------------------------------------------------------
Net assets at end of
  period.................  $ 4,522,699,797  $ 4,844,351,715  $ 271,376,485  $ 228,929,484
-----------------------------------------------------------------------------------------

  *  Commencement of operations.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     TAX-FREE                INSTITUTIONAL PRIME
                                MONEY MARKET FUND             MONEY MARKET FUND        INSTITUTIONAL
                                                                                         TAX-FREE
                                                                                       MONEY MARKET
                                                                                           FUND
                           -------------------------------------------------------------------------
                                                                         Period from    Period from
                                                                          Aug. 11,       Sept. 23,
                               Year           Year           Year           1997*          1998*
                               Ended          Ended          Ended       to July 31,    to July 31,
                           July 31, 1999  July 31, 1998  July 31, 1999      1998           1999
----------------------------------------------------------------------------------------------------
Operations:
  Investment income,
    net..................  $  14,096,093  $  14,463,281  $  13,852,067  $   5,595,853  $   1,117,181
----------------------------------------------------------------------------------------------------
  Net increase in net
    assets resulting from
    operations...........     14,096,093     14,463,281     13,852,067      5,595,853      1,117,181
----------------------------------------------------------------------------------------------------
Distributions to
  shareholders from:
  Investment income --
    net..................    (14,096,093)   (14,463,281)   (13,852,067)    (5,595,853)    (1,117,181)
----------------------------------------------------------------------------------------------------
  Total distributions to
    shareholders.........    (14,096,093)   (14,463,281)   (13,852,067)    (5,595,853)    (1,117,181)
----------------------------------------------------------------------------------------------------
Capital share
  transactions at net
  asset
  value of $1.00 per
  share:
    Proceeds from
      sales..............    568,704,391    599,371,172    784,765,959    439,240,574    159,109,858
    Shares issued for
      reinvestment
      of distributions...     14,096,093     14,463,281     13,852,067      5,595,853      1,117,181
    Payment for shares
      redeemed...........   (631,510,518)  (490,726,196)  (702,220,139)  (231,051,217)  (107,078,358)
----------------------------------------------------------------------------------------------------
  Increase/(decrease) in
    net assets from
    capital share
    transactions.........    (48,710,034)   123,108,257     96,397,887    213,785,210     53,148,681
----------------------------------------------------------------------------------------------------
Total increase/(decrease)
  in net assets..........    (48,710,034)   123,108,257     96,397,887    213,785,210     53,148,681
----------------------------------------------------------------------------------------------------
Net assets at beginning
  of period..............    545,848,666    422,740,409    213,785,210             --             --
----------------------------------------------------------------------------------------------------
Net assets at end of
  period.................  $ 497,138,632  $ 545,848,666  $ 310,183,097  $ 213,785,210  $  53,148,681
----------------------------------------------------------------------------------------------------

  *  Commencement of operations.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

   Great Hall Investment Funds, Inc. (the Company) was incorporated on June 24, 1991 and is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company and presently includes five funds; Prime, U.S. Government, Tax-Free, Institutional Prime, and the Institutional Tax-Free Money Market Funds (the funds). The Company's articles of incorporation permit the board of directors to create additional funds in the future.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The significant accounting policies followed by the funds are as follows:

   INVESTMENTS IN SECURITIES
   Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), securities are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

   Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of discount and premium, is accrued daily.

   USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   FEDERAL TAXES
   The funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each fund is treated as a separate entity for federal income tax purposes. In addition, on a calendar-year basis, each fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any federal excise taxes.

   DISTRIBUTION TO SHAREHOLDERS
   Distribution to shareholders from net investment income are declared daily and paid monthly through reinvestment in additional shares of the funds at net asset value or payable in cash.

   ORGANIZATION COSTS
   Organization expenses were incurred in connection with the start-up and initial registration of both Institutional Prime and Institutional Tax-Free Money Market Funds. The Institutional Prime organizational expenses are being amortized over 60 months while the Institutional Tax-Free organizational expenses were expensed during the period.

   REPURCHASE AGREEMENTS
   Securities pledged as collateral for repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

3.  INVESTMENT SECURITY TRANSACTIONS

   Cost of purchases and proceeds from sales of securities from August 1, 1998 to July 31, 1999 (September 23, 1998 to July 31, 1999 for Institutional Tax-Free Money Market Fund) were as follows:

                                                               PURCHASES       SALES PROCEEDS
-----------------------------------------------------------------------------------------------
Prime Money Market Fund..................................  $  65,587,783,941  $  65,909,916,018
U.S. Government Money Market Fund........................      8,459,142,198      8,417,132,171
Tax-Free Money Market Fund...............................      1,080,231,905      1,129,084,670
Institutional Prime Money Market Fund....................      5,365,406,857      5,269,691,269
Institutional Tax-Free Money Market Fund.................        204,623,322        151,751,028

4.  FEES AND EXPENSES

   The Company has entered into an investment advisory and management agreement with Insight Investment Management (IIM), a wholly-owned subsidiary of Dain Rauscher Corporation, under which IIM manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay IIM a monthly fee based upon average daily net assets. The fee for the Prime Money Market Fund is equal to an annual rate of 0.55% of the first $700 million in net assets and then decreasing in reduced percentages to 0.40% of net assets in excess of $2 billion. The fee for the U.S. Government Money Market Fund is equal to an annual rate of 0.50% of the first $100 million in net assets and then decreasing in reduced percentages to 0.35% of net assets in excess of $300 million. The fee for the Tax-Free Money Market Fund is equal to an annual rate of 0.50% of net assets. The fees for both the Institutional Prime and Institutional Tax-Free Money Market Funds are equal to an annual rate of 0.25% of net assets. IIM voluntarily waived its advisory fees for the Institutional Tax-Free Money Market Fund for the current period.

   Each of the five funds has also entered into sub-accounting agreements with affiliate Dain Rauscher Incorporated (DRI) where the firm performs various transfer and dividend disbursing agent services. The fee, which is paid monthly to DRI for providing such service, is equal to an annual rate of $18 per shareholder account plus certain out-of-pocket expenses. Under a prior agreement which ended November 17, 1998 the fee was equal to an annual rate of $12 per shareholder account plus certain out of pocket expenses.

   In addition to the investment advisory and management fee and the shareholder account servicing fee, each fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, organizational costs, insurance, interest and other miscellaneous expenses.

   Legal fees and expenses of $49,525 for the period ended July 31, 1999 were paid to a law firm of which the Secretary of the funds is a partner.

5.  FINANCIAL HIGHLIGHTS

   Per share data for a share of capital stock outstanding throughout each period and selected information for the period are as follows:

                                                       PRIME MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------
                                                                                                Year ended
                             Year ended       Year ended       Year ended       Year ended       July 31,
                           July 31, 1999    July 31, 1998    July 31, 1997    July 31, 1996        1995
-----------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period....    $       1.00     $       1.00     $       1.00     $       1.00   $     1.00
-----------------------------------------------------------------------------------------------------------
Income from investment
  operations.............            0.05             0.05             0.05             0.05         0.05
Distributions to
  shareholders from
  investment income......           (0.05)           (0.05)           (0.05)           (0.05)       (0.05)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of
  period.................    $       1.00     $       1.00     $       1.00     $       1.00   $     1.00
-----------------------------------------------------------------------------------------------------------
Total return.............            4.6%             5.0%             4.9%             5.0%         4.9%
Net assets at end
  of period (000's
  omitted)...............    $  4,522,700     $  4,844,352     $  3,129,854     $  2,405,456   $1,598,925
Ratio of expenses to
  average daily net
  assets.................           0.61%            0.63%            0.64%            0.70%        0.77%
Ratio of net investment
  income to average daily
  net assets.............           4.62%            5.04%            4.90%            4.93%        4.93%
-----------------------------------------------------------------------------------------------------------

                                                  U.S. GOVERNMENT MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------
                                                                                               Year ended
                             Year ended       Year ended       Year ended       Year ended      July 31,
                           July 31, 1999    July 31, 1998    July 31, 1997    July 31, 1996       1995
----------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period....     $      1.00      $      1.00      $      1.00      $      1.00   $   1.00
----------------------------------------------------------------------------------------------------------
Income from investment
  operations.............            0.05             0.05             0.05             0.05       0.05
Distributions to
  shareholders from
  investment income......           (0.05)           (0.05)           (0.05)           (0.05)     (0.05)
----------------------------------------------------------------------------------------------------------
Net asset value, end of
  period.................     $      1.00      $      1.00      $      1.00      $      1.00   $   1.00
----------------------------------------------------------------------------------------------------------
Total return.............            4.5%             5.0%             4.8%             4.9%       4.8%
Net assets at end
  of period (000's
  omitted)...............     $   271,376      $   228,929      $   182,155      $   146,685   $122,249
Ratio of expenses to
  average daily net
  assets.................           0.59%            0.59%            0.60%            0.65%      0.73%
Ratio of net investment
  income to average daily
  net assets.............           4.50%            4.98%            4.85%            4.87%      4.94%
----------------------------------------------------------------------------------------------------------

                                                     TAX-FREE MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------
                                                                                               Year ended
                             Year ended       Year ended       Year ended       Year ended      July 31,
                           July 31, 1999    July 31, 1998    July 31, 1997    July 31, 1996       1995
----------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period....     $      1.00      $      1.00      $      1.00      $      1.00   $   1.00
----------------------------------------------------------------------------------------------------------
Income from investment
  operations.............            0.03             0.03             0.03             0.03       0.03
Distributions to
  shareholders from
  investment income......           (0.03)           (0.03)           (0.03)           (0.03)     (0.03)
----------------------------------------------------------------------------------------------------------
Net asset value, end of
  period.................     $      1.00      $      1.00      $      1.00      $      1.00   $   1.00
----------------------------------------------------------------------------------------------------------
Total return.............            2.7%             3.1%             3.0%             3.0%       3.1%
Net assets at end
  of period (000's
  omitted)...............     $   497,139      $   545,849      $   422,740      $   359,153   $363,273
Ratio of expenses to
  average daily net
  assets.................           0.59%            0.58%            0.58%            0.59%      0.60%
Ratio of net investment
  income to average
  daily net assets.......           2.65%            3.05%            3.02%            3.03%      3.14%
----------------------------------------------------------------------------------------------------------

                   INSTITUTIONAL PRIME MONEY MARKET FUND
----------------------------------------------------------------------------
                                                              Period from
                                                           August 11, 1997*
                                            Year ended            to
                                          July 31, 1999      July 31, 1998
----------------------------------------------------------------------------
Net asset value, beginning of period....     $      1.00        $   1.00
----------------------------------------------------------------------------
Income from investment operations.......            0.05            0.05
Distributions to shareholders from
  investment income.....................           (0.05)          (0.05)
----------------------------------------------------------------------------
Net asset value, end of period..........     $      1.00        $   1.00
----------------------------------------------------------------------------
Total return............................            4.9%            5.2%
Net assets at end of period (000's
  omitted)..............................     $   310,183        $213,785
Ratio of expenses to average daily net
  assets**..............................           0.34%           0.39%
Ratio of net investment income to
  average daily net assets**............           4.85%           5.27%
----------------------------------------------------------------------------

  *  Commencement of operations.

 ** Adjusted to an annual basis. Various fund fees and expenses were voluntarily waived or absorbed by IIM for the Institutional Prime Money Market Fund during the period ended July 31, 1998. Had the Fund paid all expenses, the ratio of expenses and net investment income to average daily net assets would have been 0.42%/5.24% for the period ended July 31, 1998.

                INSTITUTIONAL TAX-FREE MONEY MARKET FUND
------------------------------------------------------------------------
                                                        Period from
                                                    September 23, 1998*
                                                             to
                                                       July 31, 1999
------------------------------------------------------------------------
Net asset value, beginning of period..............         $  1.00
------------------------------------------------------------------------
Income from investment operations.................            0.03
Distributions to shareholders from investment
  income..........................................           (0.03)
------------------------------------------------------------------------
Net asset value, end of period....................         $  1.00
------------------------------------------------------------------------
Total return......................................            2.5%
Net assets at end of period (000's omitted).......         $53,149
Ratio of expenses to average daily net assets**...           0.30%
Ratio of net investment income to average daily
  net assets**....................................           2.79%
------------------------------------------------------------------------

  *  Commencement of operations.

 ** Adjusted to an annual basis. Various fund fees and expenses were voluntarily waived or absorbed by IIM for the Institutional Tax-Free Money Market Fund during the period ended July 31, 1999. Had the Fund paid all expenses, the ratio of expenses and net investment income to average daily net assets would have been 0.55%/2.54% for the period ended July 31, 1999.

PRIME MONEY MARKET FUND

INVESTMENTS IN SECURITIES
JULY 31, 1999

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER                         AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
      (Percentages of each investment category relate to total net assets.)
COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS (99.37%):
----------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS (1.78%)
   Archer Daniels Midland Company, 5.10%,
      9/21/99                                   $  3,000,000    $        2,978,325
   Cargill Inc., 5.12%-5.42%, 9/3/99-1/19/00      78,480,000            77,555,799
                                                                ------------------
                                                                        80,534,124
                                                                ------------------
BANKS - DOMESTIC (15.13%)
   Bank of America, 5.25%, 2/25/00                30,000,000            30,000,000
   Branch Banking & Trust Company,
      5.03%-5.25%, 9/15/99-10/8/99                14,000,000            14,016,831
   COFCO Capital Corporation, 5.11%, 8/17/99,
      LOC Bank of America                         10,100,000            10,077,062
   Comerica Bank, 5.17%, 7/13/00                  20,000,000(d)         19,992,508
   Fifth Third Bank, Cincinatti, 5.19%,
      10/20/99                                    25,000,000            25,000,000
   First National Bank of Chicago,
      5.15%-5.20%, 9/2/99-10/19/99                43,740,000            43,740,000
   First Tennessee Bank, 4.93%-5.05%,
      8/10/99-8/16/99                             42,000,000            42,000,000
   First Union National Bank, Charlotte,
      5.05%-5.32%, 10/21/99-11/10/99              64,700,000(d)         64,700,000
   Key Bank N.A., Cleveland, 4.98%-5.14%,
      9/23/99-2/18/00                             50,000,000(d)         50,004,244
   LaSalle Bank, Chicago, 5.01%-5.26%,
      8/18/99-2/1/00                              80,000,000            79,996,238
   NationsBank, 5.17%, 9/21/99                    10,000,000            10,000,000
   Old Kent Bank, 5.00%, 8/17/99                  30,000,000            30,000,000
   PNC Bank N.A., 5.15%, 8/3/99-6/7/00            75,000,000(d)         74,987,285
   Regionsbank N.A., Birmingham, 4.87%-5.73%,
      8/18/99-7/14/00                             46,100,000            46,099,792
   Southtrust Bank N.A., Atlanta, 4.89%,
      8/12/99                                     25,000,000            25,000,146
   Southtrust Bank N.A., Birmingham,
      5.09%-5.20%, 9/20/99-4/28/00                64,300,000            64,285,347
   U.S. Bank N.A., Minneapolis, 4.85%-5.14%,
      8/10/99-9/7/99                              54,000,000            54,000,000
                                                                ------------------
                                                                       683,899,453
                                                                ------------------
BANKS - OTHER (19.11%)
   ABN - AMRO, 5.01%, 11/17/99                    20,000,000            19,997,716
   Accor S.A., 4.96%-5.13%, 8/6/99-9/14/99,
      LOC Banque Nationale De Paris               65,000,000            64,767,383
   Abbey National Treasury Services,
      4.99%-5.13%, 10/19/99-5/4/00                61,200,000(d)         61,006,457
   Banco Nationale De Mexico, 5.13%, 9/16/99,
      LOC Barclays Bank                           20,000,000            19,868,900
   Banque National De Paris, 5.14%, 9/23/99       20,000,000            20,000,000
   Bank of Nova Scotia, 4.86%-5.53%,
      8/6/99-1/21/00                              80,000,000            79,959,000
   Canadian Imperial Bank of Commerce,
      5.03%-5.17%, 1/24/00-2/23/00                67,000,000            67,154,029

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

PRIME MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER                         AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS (CONTINUED)
----------------------------------------------------------------------------------
BANKS - OTHER (CONTINUED)
   Deutsche Bank, 4.79%-5.10%, 8/4/99-4/19/00   $ 87,250,000    $       87,158,970
   Dresdner Bank A.G., New York, 5.06%-5.14%,
      1/14/00-7/24/00                             60,000,000            59,989,897
   Formosa Plastics USA, 5.05%-5.18%,
      8/17/99-10/12/99,
      LOC ABN - AMRO & Bank of America            45,000,000            44,736,689
   JMG Funding Inc., 5.12%-5.25%,
      9/1/99-9/14/99,
      LOC Societe Generale                        31,300,000            31,120,285
   National Westminster Bank, 4.98%-5.08%,
      1/7/00-4/10/00                              45,000,000            44,988,200
   Pemex Capital Capital Corporation,
      5.13%-5.15%, 9/20/99-9/24/99,
      LOC Societe Generale                        37,519,000            37,241,135
   Petroleo Brasilieiro, 4.82%, 8/9/99, LOC
      Barclays Bank                               20,000,000            19,978,578
   Presbyterian Healthcare Services, 5.11%,
      9/8/99,
      LOC Toronto-Dominion Bank                   22,850,000            22,726,750
   Rabobank Nederland, 4.98%-5.11%,
      1/10/00-2/16/00                             29,000,000            28,995,453
   Royal Bank of Canada, 5.04%, 2/8/00            11,000,000            10,997,489
   Sinochem America, 5.00%-5.13%,
      8/12/99-9/15/99,
      LOC ABN - AMRO                              30,000,000            29,880,896
   Toronto Dominion Holdings, Inc.,
      5.00%-5.16%, 10/29/99-1/5/00                49,000,000            48,614,935
   United Bank of Switzerland A.G.,
      5.20%-5.70%, 3/1/00-7/10/00                 65,000,000            64,978,815
                                                                ------------------
                                                                       864,161,577
                                                                ------------------
CHEMICALS (1.58%)
   Air Products and Chemicals, Inc., 5.08%,
      8/13/99                                     20,000,000            19,966,133
   Henkel Corporation, 5.10%-5.19%,
      9/16/99-11/12/99                            52,100,000(c)         51,577,271
                                                                ------------------
                                                                        71,543,404
                                                                ------------------
CONGLOMERATES (1.11%)
   Diageo Capital PLC, 5.10%, 8/2/99              50,000,000(c)         49,992,917
                                                                ------------------
DRUGS AND COSMETICS (1.93%)
   American Home Products, 4.92%-5.72%,
      8/3/99-2/15/00                              48,375,000(c)         48,198,634
   Becton Dickinson Company, 5.16%-5.38%,
      10/21/99-1/13/00                            40,000,000            39,274,633
                                                                ------------------
                                                                        87,473,267
                                                                ------------------

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

PRIME MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER                         AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS (CONTINUED)
----------------------------------------------------------------------------------
FINANCIAL - AUTO (1.40%)
   Ford Motor Credit Corporation,
      5.02%-5.11%, 8/26/99-9/8/99               $ 33,400,000    $       33,245,408
   General Motors Acceptance Corporation,
      4.97%, 8/17/99                              10,000,000             9,977,911
   Toyota Motor Credit Corporation, 5.77%,
      7/6/00                                      20,000,000            20,000,000
                                                                ------------------
                                                                        63,223,319
                                                                ------------------
FINANCIAL - AVIATION (2.15%)
   AlliedSignal Inc., 5.10%-5.20%,
      8/19/99-10/12/99                            68,815,000(c)         68,291,220
   International Lease Finance Corporation,
      4.79%-4.90%, 8/3/99-8/5/99                  29,000,000            28,988,107
                                                                ------------------
                                                                        97,279,327
                                                                ------------------
FINANCIAL - DIVERSIFIED BUSINESS (13.95%)
   American General Finance Corporation,
      4.90%-5.19%, 8/2/99-2/15/00                 91,450,000            91,260,911
   Associates Corporation of North America,
      5.10%-5.28%, 8/2/99-9/1/99                  75,655,000            75,662,786
   CIT Group Holdings, 5.29%, 1/14/00             30,000,000(d)         29,988,606
   Commercial Credit Corporation,
      4.90%-5.12%, 8/4/99-9/14/99                 84,405,000            84,217,321
   General Electric Capital Corporation,
      4.96%, 8/10/99                              25,000,000            24,969,000
   Goldman Sachs Group, 5.18%-5.41%,
      11/17/99-1/13/00                            65,000,000            65,000,000
   Household Finance Company, 5.10%, 9/13/99      30,000,000            29,817,250
   Merrill Lynch & Co., 4.98%-5.50%,
      9/30/99-3/6/00                              82,000,000(d)         82,032,097
   Morgan (J.P.) and Company, 5.00%, 8/20/99      20,000,000            19,947,222
   Morgan Stanley Dean Witter Discover,
      4.98%-5.14%, 8/13/99-3/2/00                 70,000,000(d)         69,984,041
   U.S. Bancorp Inc., 4.97%-5.10%,
      8/13/99-9/7/99                              24,240,000            24,148,792
   Wells Fargo Company, 5.01%-5.02%,
      8/10/99-8/25/99                             33,940,000            33,855,607
                                                                ------------------
                                                                       630,883,633
                                                                ------------------
FINANCIAL - DIVERSIFIED BUSINESS, ASSET-BACKED (20.49%)
   Asset Securitization Coop. Corporation,
      5.10%-5.17%, 8/24/99-9/17/99                84,750,000(c)         84,326,980
   Barton Capital Corporation, 5.05%-5.18%,
      8/10/99-10/8/99                            100,080,000(c)         99,506,522
   Delaware Funding Corporation, 5.05%-5.12%,
      8/26/99-9/10/99                             98,800,000(c)         98,331,171
   Edison Asset Securitization, 4.82%-5.18%,
      8/20/99-10/5/99                             87,117,000(c)         86,673,165
   Falcon Asset Securitization, 4.84%-5.22%,
      8/12/99-10/29/99                            84,000,000(c)         83,679,328
   Fleet Funding Corporation, 5.11%, 9/3/99       11,000,000(c)         10,948,474
   Park Avenue Receivables Corporation,
      5.11%-5.17%, 8/20/99-9/10/99                80,733,000(c)         80,429,675

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

PRIME MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER                         AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS (CONTINUED)
----------------------------------------------------------------------------------
FINANCIAL - DIVERSIFIED BUSINESS,
ASSET-BACKED (CONTINUED)
   Preferred Receivables Funding Corporation,
      4.94%-5.13%, 8/5/99-9/16/99               $ 66,890,000(c) $       66,604,014
   Receivables Capital Corporation,
      4.98%-5.18%, 8/6/99-10/7/99                 94,415,000(c)         93,856,282
   Thunder Bay Funding, 4.82%-5.16%,
      8/3/99-10/4/99                              90,675,000(c)         90,251,889
   Triple A One Funding, 5.04%-5.13%,
      8/5/99-9/9/99                               43,104,000(c)         42,929,937
   Windmill Funding Corporation, 5.07%-5.14%,
      8/6/99-9/27/99                              89,830,000(c)         89,413,249
                                                                ------------------
                                                                       926,950,686
                                                                ------------------
FOOD AND BEVERAGE (4.86%)
   Anheuser Busch Companies Inc., 5.08%,
      7/6/00                                      36,200,000            36,176,618
   Bestfoods Company, 5.12%, 9/16/99              15,000,000            14,901,867
   Coca Cola Company, 4.87%-5.08%,
      8/2/99-8/26/99                              98,750,000            98,536,144
   H.J. Heinz Company, 4.90%-5.10%,
      8/5/99-8/24/99                              70,250,000            70,127,777
                                                                ------------------
                                                                       219,742,406
                                                                ------------------
GOVERNMENT - DOMESTIC (0.88%)
   Private Export Funding Corporation,
      5.08%-5.16%, 9/15/99-10/12/99               40,340,000            39,984,591
                                                                ------------------
HOUSEHOLD PRODUCTS (4.86%)
   Clorox Corporation, 5.00%-5.10%,
      8/13/99-9/16/99                             60,170,000            59,884,759
   Fortune Brands Inc., 5.00%-5.14%,
      8/2/99-10/1/99                              60,290,000(c)         60,062,107
   Proctor & Gamble Company, 4.88%-5.09%,
      8/6/99-8/23/99                             100,000,000            99,786,972
                                                                ------------------
                                                                       219,733,838
                                                                ------------------
MANUFACTURING (0.76%)
   Caterpillar Financial Services Inc.,
      4.80%-5.62%, 8/12/99-3/15/00                34,250,000            34,242,017
                                                                ------------------
OIL SERVICES (1.90%)
   American Petrofina Holding Company, 5.03%,
      8/16/99                                      5,000,000             4,989,521
   Halliburton Company, 4.90%-4.95%,
      8/4/99-8/11/99                              56,110,000            56,056,368
   Petrofina Delaware, 5.00%, 8/12/99             25,000,000            24,961,806
                                                                ------------------
                                                                        86,007,695
                                                                ------------------

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

PRIME MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER                         AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS (CONTINUED)
----------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.73%)
   AT&T Company, 5.27%, 7/13/00                 $ 30,000,000(d) $       29,988,623
   BellSouth Telecommunications, 4.88%-5.14%,
      8/3/99-9/13/99                              93,765,000(c)         93,584,407
                                                                ------------------
                                                                       123,573,030
                                                                ------------------
UTILITIES - ELECTRIC (2.82%)
   Baltimore Gas & Electric Company,
      4.97%-5.10%, 8/13/99-9/1/99                 48,275,000(d)         48,250,733
   Carolina Power & Light, 5.05%, 9/13/99         32,000,000            31,806,978
   Northern States Power Company, 5.10%,
      9/20/99                                     23,000,000            22,837,083
   Southern California Edison, 5.11%, 9/10/99     25,000,000            24,858,056
                                                                ------------------
                                                                       127,752,850
                                                                ------------------
UTILITIES - FINANCIAL (1.93%)
   National Rural Utilities Cooperative
      Finance Corporation,
      4.78%-5.18%, 8/9/99-6/26/00                 87,400,000            87,144,577
----------------------------------------------------------------------------------
Total Commercial Paper & Other Corporate
    Obligations (cost: $4,494,122,711)                          $    4,494,122,711
----------------------------------------------------------------------------------

TAXABLE MUNICIPALS (0.33%):
----------------------------------------------------------------------------------
   New York City G.O., 4.90%, 8/11/99, FGIC
      Insured                                     10,450,000            10,450,000
   State of Connecticut G.O. 5.65%, 8/1/99         4,400,000             4,400,000
----------------------------------------------------------------------------------
Total Taxable Municipals (cost: $14,850,000)                    $       14,850,000
----------------------------------------------------------------------------------
Total Investment in Securities (cost:
$4,508,972,711) (b)                                             $    4,508,972,711
----------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)  Also represents cost for federal income tax purposes.
(c) All or a portion consists of commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
(d) All or a portion consists of short-term securities with interest rates that reset at set intervals at rates that are based on specific market indices. Rate shown is the effective rate on July 31, 1999.

U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENTS IN SECURITIES
JULY 31, 1999

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER                         AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
      (Percentages of each investment category relate to total net assets.)
GOVERNMENT & AGENCIES SECURITIES (91.26%):
----------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.45%)
   5.05%-6.15%, 9/24/99-5/12/00                 $ 36,500,000    $       36,498,358
FEDERAL HOME LOAN MORTGAGE CORPORATION (36.76%)
   4.76%-6.13%, 8/19/99-7/14/00                   99,970,000(c)         99,764,772
FEDERAL HOME LOAN BANK (18.57%)
   4.75%-5.15%, 8/20/99-5/12/00                   50,500,000(c)         50,385,371
FEDERAL FARM CREDIT BANK (12.90%)
   5.00%-5.06%, 3/10/00-7/3/00                    35,000,000(c)         34,995,542
STUDENT LOAN MARKETING ASSOCIATION (9.21%)
   5.16%-5.31%, 12/10/99-7/27/00                  25,000,000(c)         25,006,018
TENNESSEE VALLEY AUTHORITY (0.37%)
   4.86%, 10/1/99                                  1,000,000             1,005,490
----------------------------------------------------------------------------------
Total Government & Agencies Securities (cost:
    $247,655,551)                                               $      247,655,551
----------------------------------------------------------------------------------

REPURCHASE AGREEMENT (8.22%)
----------------------------------------------------------------------------------
   Merrill Lynch, 5.05%, acquired 7/30/99 and
      due 8/2/99 with accrued interest of
      $9,385 (collateralized by $23,065,000
      Federal National Mortgage Association
      Note, 5.90%, 4/12/04) (cost:
      $22,300,000)                                22,300,000            22,300,000
----------------------------------------------------------------------------------
Total Investment in Securities (cost:
$269,955,551) (b)                                               $      269,955,551
----------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)  Also represents cost for federal income tax purposes.
(c) All or a portion of the balance consists of securities with interest rates that reset at set intervals at rates that are based on specific market indices. Rate shown is the effective rate on July 31, 1999.

TAX FREE MONEY MARKET FUND

INVESTMENTS IN SECURITIES
JULY 31, 1999

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
      (Percentages of each investment category relate to total net assets.)
ALABAMA (1.62%)
   Morgan County Decatur General Hospital,
      3.55%, 3/1/00,
      AMBAC Insured                             $    965,000    $          975,130
   Town of Chatom Independent Development
      Board, 3.35%, 8/13/99,
      Guaranty: National Rural Coop Finance
      Corporation                                  7,100,000             7,100,000
                                                                ------------------
                                                                         8,075,130
                                                                ------------------
ALASKA (0.76%)
   Anchorage General Obligation, 3.60%,
      8/1/00, MBIA Insured                         2,000,000             2,019,414
   Anchorage Alaska Water Revenue, 3.50%,
      8/1/99, FSA Insured                          1,000,000             1,000,000
   Fairbanks North Star Borough, 3.25%,
      4/1/00, FSA Insured                            745,000               759,527
                                                                ------------------
                                                                         3,778,941
                                                                ------------------
ARIZONA (2.79%)
   Maricopa County PCR (El Paso Elect),
      3.10%, 7/1/14-12/1/14,
      LOC Barclays Bank                           12,300,000(b)         12,300,000
   Scottsdale Arizona IDA Hospital, 3.24%,
      9/1/99, AMBAC Insured                        1,560,000             1,563,884
                                                                ------------------
                                                                        13,863,884
                                                                ------------------
CALIFORNIA (1.29%)
   Los Angeles Regional Airports Improvement
      Corp. Lease Revenue
      3.40%, 12/1/24, LOC Wachovia Bank of
      Georgia                                      6,400,000(b)          6,400,000
                                                                ------------------
COLORADO (4.39%)
   Adams County Family Housing Revenue
      (Hunters Cove Project)
      Series 1985A, 3.25%, 1/15/14, LOC GECC       7,500,000(b)          7,500,000
   Association of School Boards (Pueblo
      School District),
      3.20%, 12/1/99, Prerefunded                  1,555,470             1,534,593
   Aurora Centretech Metro District, 3.40%,
      12/1/99,
      LOC Banque National De Paris                 1,000,000             1,000,000
   Central Platte Valley Metro District,
      3.55%, 10/1/99, MBIA Insured                 1,000,000               999,998
   Dove Valley Metro District, 3.38%,
      11/1/99,
      LOC Banque National De Paris                 4,925,000             4,925,000
   Health Facilities Authority Revenue
      (Visiting Nurses), 3.40%, 7/1/22,
      LOC Norwest Bank                             1,030,000(b)          1,030,000
   Interstate South Metro District, 3.38%,
      11/1/99,
      LOC Banque National De Paris                 3,270,000             3,270,000

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

TAX FREE MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
COLORADO (CONTINUED)
   SBC Metro District, 3.35%, 12/1/99, LOC
      U.S. Bank                                 $  1,555,000    $        1,555,000
                                                                ------------------
                                                                        21,814,591
                                                                ------------------
DELAWARE (1.25%)
   Delaware Valley Regional Finance
      Authority, 3.05%, 12/1/20,
      LOC Credit Suisse                            2,600,000(b)          2,600,000
   New Castle County Development Authority,
      3.15%, 8/15/20,
      LOC First Union National Bank                3,592,500(b)          3,592,500
                                                                ------------------
                                                                         6,192,500
                                                                ------------------
DISTRICT OF COLUMBIA (0.30%)
   District of Columbia G.O., 3.10%, 12/1/99,
      FSA Insured                                  1,485,000             1,494,732
                                                                ------------------
FLORIDA (3.93%)
   Hillsborough County Florida Utility,
      3.05%-3.45%, 8/1/99, MBIA Insured            2,500,000             2,500,000
   Jacksonville Education Facility Revenue,
      3.15%, 10/1/22, LOC First Union              4,000,000(b)          4,000,000
   Orange County Housing Finance Authority
      Housing Revenue,
      3.10%, 12/1/22 LOC Citibank                  2,200,000(b)          2,200,000
   Palm Beach Housing Finance Development
      Authority, 3.00%, 11/1/07,
      LOC Credit Suisse                            5,000,000(b)          5,000,000
   West Orange Memorial Hospital,
      3.25%-3.30%, 8/2/99-8/10/99,
      LOC Rabobank Nederland                       5,850,000             5,850,000
                                                                ------------------
                                                                        19,550,000
                                                                ------------------
GEORGIA (5.47%)
   De Kalb Private Hospital Authority, 3.05%,
      3/1/24, LOC Suntrust Bank                    7,000,000(b)          7,000,000
   Fulton County Residential Home Care,
      3.45%, 1/1/18,
      LOC Rabobank Nederland                       1,100,000(b)          1,100,000
   Hapeville Development Authority, 3.40%,
      11/1/15, LOC Deutsche Bank                   2,200,000(b)          2,200,000
   Municipal Electric Authority of Georgia,
      3.15%, 1/1/26, LOC ABN-AMRO                 16,900,000(b)         16,900,000
                                                                ------------------
                                                                        27,200,000
                                                                ------------------
ILLINOIS (10.66%)
   Chicago O'Hare International Airport,
      3.00%, 1/1/15,
      LOC Societe Generale                         3,200,000(b)          3,200,000

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

TAX FREE MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
ILLINOIS (CONTINUED)
   City of Springfield Community Improvement
      Revenue Bonds Series 1985, (Realty
      Restoration Project), 3.40%, 12/1/15,
      collateralized in U.S. Governments        $  3,100,000(b) $        3,100,000
   City of Springfield MFHR (OT Center
      Limited Project), 3.40%, 12/1/15,
      collateralized in U.S. Governments           7,700,000(b)          7,700,000
   Cook County Community College #508, 3.15%,
      12/1/99, MBIA Insured                        1,000,000             1,013,547
   Development Finance Authority (A.E.
      Stanley Manufacturing), 3.00%, 12/1/05,
      LOC Union Bank of Switzerland                1,600,000(b)          1,600,000
   Development Finance Authority (Jewish
      Elderly Council), 3.15%, 3/1/25,
      LOC LaSalle National Bank                      600,000(b)            600,000
   Education Facility Authority Demand
      Revenue Bond
      (Cultural Pool Program), 3.10%,
      12/1/25,
      LOC First National Bank of Chicago           4,265,000(b)          4,265,000
   Galesburg Revenue (Knox College),
      3.15%-3.25%, 7/1/24-3/1/31,
      LOC LaSalle National Bank                    8,500,000(b)          8,500,000
   Health Facilities Authority (Alexian
      Brothers Medical Center),
      3.20%-3.35%, 8/23/99-9/8/99, MBIA
      Insured                                      4,300,000             4,300,000
   Health Facilities Authority (Children's
      Memorial Hospital Project), Series
      1985B, 3.20%, 11/1/15, LOC First
      National Bank of Chicago                     9,900,000(b)          9,900,000
   Joliet Regional Port District Bonds,
      3.50%, 7/15/03,
      Guaranty: Dow Chemical                       8,795,000(b)          8,795,000
                                                                ------------------
                                                                        52,973,547
                                                                ------------------
INDIANA (3.73%)
   Health Facilities Financing Authority
      Hospital Revenue Bonds Series 1990,
      3.00%, 11/1/20, LOC National Bank of
      Detroit                                      2,000,000(b)          2,000,000
   Health Facilities Financing Authority,
      3.00%, 8/1/06-1/1/22,
      LOC First Chicago                            7,800,000(b)          7,800,000
   Health Facilities Financing Authority
      (Capital Access Designated Pool
      Program) 3.15%, 12/1/02-4/1/13,
      LOC Comerica Bank                            6,750,000(b)          6,750,000
   Secondary Market for Education Loans,
      3.35%, 6/1/00, AMBAC Insured                 2,000,000             2,004,025
                                                                ------------------
                                                                        18,554,025
                                                                ------------------

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

TAX FREE MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
IOWA (5.31%)
   Financial Authority Revenue (Burlington
      Medical Center), 3.20%, 6/1/27, FSA
      Insured                                   $ 20,400,000(b) $       20,400,000
   Higher Education Loan Authority Revenue
      (Palmer Chiropractic), 3.55%, 4/1/27,
      LOC Firstar Bank N.A.                        3,000,000(b)          3,000,000
   Mount Vernon Private College Project
      (Cornell) Series 1985, 3.20%, 10/1/15,
      LOC U.S. Bank                                3,000,000(b)          3,000,000
                                                                ------------------
                                                                        26,400,000
                                                                ------------------
KANSAS (0.50%)
   State Development Authority Revenue,
      3.25%, 6/1/00, FSA Insured                   2,470,000             2,485,008
                                                                ------------------
KENTUCKY (0.56%)
   Economic Development Finance Authority
      (Baptist Healthcare),
      3.05%, 8/15/99, MBIA Insured                 1,800,000             1,800,642
   State Property and Buildings Community
      Revenue, 3.05%, 9/1/99                       1,000,000             1,000,908
                                                                ------------------
                                                                         2,801,550
                                                                ------------------
LOUISIANA (1.52%)
   Orleans Parish School Board, 3.20%,
      2/1/00, MBIA Insured                         3,000,000             2,953,036
   Parish of East Baton Rouge, 3.40%,
      11/1/19, Guaranty: Exxon Corporation         4,600,000(b)          4,600,000
                                                                ------------------
                                                                         7,553,036
                                                                ------------------
MARYLAND (5.43%)
   Anne Arundel County Port Facilities
      Revenue, 3.35%, 8/5/99-10/13/99,
      Guaranty: Baltimore Gas & Electric           6,200,000             6,200,000
   Baltimore County Consolidated Public
      Improvement Bonds, 3.15%, 4/1/00,
      Prerefunded and Escrowed in Governments      2,380,000             2,484,550
   Montgomery County Housing Opportunity,
      3.15%, 11/1/07, LOC FHLMC                   18,300,000(b)         18,300,000
                                                                ------------------
                                                                        26,984,550
                                                                ------------------
MASSACHUSETTS (0.31%)
   State Construction Loans, 3.15%, 3/1/00,
      Escrowed in Governments                      1,500,000             1,563,988
                                                                ------------------
MICHIGAN (2.02%)
   Delta County Economic Development
      Authority, 3.40%, 12/1/23,
      LOC Bank of Nova Scotia                      5,800,000(b)          5,800,000

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

TAX FREE MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
MICHIGAN (CONTINUED)
   Farmington Public School District, 3.25%,
      5/1/00, Guaranty: School Bond Loan
      Program                                   $    815,000    $          818,739
   Kent Hospital Finance Authority (Spectrum
      Health), 3.00%, 1/15/26,
      MBIA Insured                                 3,400,000(b)          3,400,000
                                                                ------------------
                                                                        10,018,739
                                                                ------------------
MINNESOTA (3.34%)
   City of Duluth Economic Authority, 3.45%,
      6/1/19,
      LOC Credit Local De France                   5,100,000(b)          5,100,000
   City of Duluth Tax Increment Revenue,
      3.10%, 9/1/10,
      LOC Wachovia Bank                            1,500,000(b)          1,500,000
   Minneapolis/St. Paul State Housing &
      Redevelopment Authority, 3.50%,
      8/15/25, FSA Insured                         4,000,000(b)          4,000,000
   St. Paul Housing and Redevelopment
      Authority (Science Museum of MN
      Project), 3.05%-3.15%, 5/1/27, LOC U.S.
      Bank                                         5,500,000(b)          5,500,000
   University of Minnesota, 3.45%, 2/15/00,
      Prerefunded                                    501,120               503,625
                                                                ------------------
                                                                        16,603,625
                                                                ------------------
MISSISSIPPI (2.75%)
   Business Finance Corporation (Mississippi
      College Project), 3.20%, 2/1/09, LOC
      Bank of America                              6,400,000(b)          6,400,000
   Claiborne County PCR, 3.35%, 8/6/99,
      Guaranty: Nat'l Rural Utilities
      Cooperative Finance Corp.                    2,700,000             2,700,000
   Hospital Equipment Finance Authority
      Revenue (Baptist Medical Center),
      3.10%, 7/1/12, LOC Rabobank                  1,200,000(b)          1,200,000
   State Highway Revenue Series #39, 3.10%,
      2/1/00, Prerefunded                          2,745,840             2,323,666
   Tupelo School District, 3.20%, 12/1/99,
      AMBAC Insured                                1,050,000             1,053,232
                                                                ------------------
                                                                        13,676,898
                                                                ------------------
MISSOURI (3.06%)
   Kansas City IDA Hospital Revenue (Resh
      Health Services), 3.40%, 10/15/14, MBIA
      Insured                                      2,100,000(b)          2,100,000
   Kansas City Municipal Assistance
      Corporation (Leasehold H Roe Bartle),
      3.25%, 4/15/00, Prerefunded and
      Escrowed in Governments                      1,300,000             1,359,970

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

TAX FREE MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
MISSOURI (CONTINUED)
   State Environmental Improvement & Energy
      Resource Authority PCR, 3.20%, 8/23/99,
      LOC Union Bank of Switzerland             $  1,700,000    $        1,700,000
   State Health and Education Facilities
      Authority Revenue Series A
      (Christian Health Services Project),
      3.10%, 11/1/19,
      LOC Morgan Guaranty                          1,000,000(b)          1,000,000
   State Health and Education Facilities
      Authority Revenue
      (Kirkwood School District), 3.65%,
      9/13/99                                      2,375,000             2,376,613
   State Health and Education Facilities
      Authority Revenue
      (St. Francis Medical Center), 3.45%,
      6/1/26,
      LOC Credit Local de France                   6,700,000(b)          6,700,000
                                                                ------------------
                                                                        15,236,583
                                                                ------------------
MONTANA (1.83%)
   State Health Facilities Authority Revenue
      Bonds Series A
      (Health Care Pooled Loan Program),
      3.05%, 12/1/15, FGIC Insured                 9,105,000(b)          9,105,000
                                                                ------------------
NEVADA (1.50%)
   Clark County Airport System Refunding
      Revenue Bonds,
      3.00%, 7/1/25, LOC Toronto Dominion
      Bank                                         3,000,000(b)          3,000,000
      3.00%, 7/1/12, MBIA Insured                  4,445,000(b)          4,445,000
                                                                ------------------
                                                                         7,445,000
                                                                ------------------
NEW JERSEY (0.24%)
   Economic Development Authority (Volvo
      American Corp.), 3.41%, 12/1/04, LOC
      Credit Suisse                                1,200,000(b)          1,200,000
                                                                ------------------
NEW YORK (0.20%)
   New York City G.O., 3.50%, 10/01/20, FGIC
      Insured                                      1,000,000(b)          1,000,000
                                                                ------------------
NORTH CAROLINA (4.92%)
   Educational Facility Finance Agency
      (Gardner Webb University),
      3.10%, 7/1/17, LOC First Union Bank          5,870,000(b)          5,870,000
   Haywood Regional Medical Center, 3.10%,
      5/1/17, LOC First Union Bank                 4,885,000(b)          4,885,000
   State Medical Care Commission Hospital
      (Angel Medical Care Center), 3.10%,
      10/1/16, LOC First Union                     3,600,000(b)          3,600,000
   State Medical Center Commission Revenues
      (Carol Woods Project), 3.45%, 4/1/21,
      LOC Bank of America                          4,300,000(b)          4,300,000

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

TAX FREE MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
NORTH CAROLINA (CONTINUED)
   State Medical Care Commission (Carolina
      Meadows Project), 3.45%, 6/1/28, LOC
      Wachovia Bank                             $  1,800,000(b) $        1,800,000
   University of North Carolina Revenue,
      3.20%, 11/1/16,
      LOC Wachovia Bank                            4,000,000(b)          4,000,000
                                                                ------------------
                                                                        24,455,000
                                                                ------------------
OHIO (4.08%)
   Warren County Ohio Health Care Facility
      (Otterbein Homes), 3.15%, 7/1/23, LOC
      Fifth Third Bank                            20,300,000(b)         20,300,000
                                                                ------------------
OKLAHOMA (0.32%)
   City of Moore G.O., 3.40%, 4/1/00, MBIA
      Insured                                        600,000               602,325
   Garfield County Industrial Authority PCR,
      3.20%, 1/1/25,
      Guaranty: Oklahoma Gas & Electric            1,000,000(b)          1,000,000
                                                                ------------------
                                                                         1,602,325
                                                                ------------------
PENNSYLVANIA (4.88%)
   Allegheny County Hospital Revenue, 3.15%,
      8/6/99, LOC PNC Bank                         5,200,000             5,200,000
   Dauphin County General Authority, 3.35%,
      6/1/00, AMBAC Insured                          750,000               750,300
   Philadelphia Water and Wastewater Revenue,
      3.05%, 8/1/99,
      AMBAC Insured                                1,000,000             1,000,000
   Quakertown Hospital Authority, 3.25%,
      7/1/05-7/1/26, LOC PNC Bank                 17,300,000(b)         17,300,000
                                                                ------------------
                                                                        24,250,300
                                                                ------------------
SOUTH CAROLINA (1.73%)
   State Housing Finance and Development
      Authority, 3.15%, 7/1/07,
      LOC First Union Bank                         2,120,000(b)          2,120,000
   York County PCR, 3.20%-3.35%,
      9/15/99-10/6/99,
      Guaranty: Duke Power Company                 6,500,000             6,500,000
                                                                ------------------
                                                                         8,620,000
                                                                ------------------
TENNESSEE (2.74%)
   Clarksville Public Building Authority,
      3.00%, 7/1/13, MBIA Insured                  1,911,000(b)          1,911,000
   Montgomery County Public Building
      Authority, 3.20%, 7/1/15,
      LOC NationsBank                              5,500,000(b)          5,500,000

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

TAX FREE MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
TENNESSEE (CONTINUED)
   Nashville and Davidson County Health and
      Education Facility, 3.20%, 8/1/18, LOC
      NationsBank                               $  6,200,000(b) $        6,200,000
                                                                ------------------
                                                                        13,611,000
                                                                ------------------
TEXAS (7.12%)
   Austin Independent School District, 3.54%,
      8/1/99, Texas PSF guaranteed                 1,000,000             1,000,000
   Brazos River Harbor Navagation District,
      3.45%, 8/1/22,
      Guaranty: Dow Chemical                       2,400,000(b)          2,400,000
   Brownsville Utility System Revenue Bond,
      3.58%, 9/1/99, AMBAC Insured                 1,000,000             1,001,170
   City of Austin, 3.30%, 10/14/99, LOC
      Morgan Guaranty                              1,000,000             1,000,000
   Coastal Bend Health Facilities, 3.15%,
      8/15/27, LOC First Chicago                     355,000(b)            355,000
   Dallas County Mental Health Center
      Facility Revenue Bond, 3.30%, 9/1/99,
      FSA Insured                                    870,000               871,438
   Grand Prairie G.O., 3.25%, 2/15/00, MBIA
      Insured                                      2,390,000             2,418,254
   Harris County, 3.00%-3.28%, 10/1/99, MBIA
      Insured                                      8,675,000             8,626,620
   Houston Water & Sewer Systems, 3.18%,
      12/1/99, MBIA Insured                          750,000               754,675
   North East Independent School District,
      3.15%, 2/1/00,
      Texas PSF guaranteed                         2,150,000             2,190,621
   Nueces River Authority PCR (Reynolds
      Metals Co. Project), 3.45%, 12/01/99,
      LOC Bank of Nova Scotia                      7,300,000             7,300,000
   Pflugerville ISD, 3.25%, 8/15/99, Texas
      PSF Guaranteed                                 998,771               998,771
   San Antonio Water Revenue Capital
      Appreciation Bonds, 3.35%, 5/1/00,
      Prerefunded                                  2,430,048             2,453,411
   Tarrant County Housing Finance
      Corporation, MFHR - Single Family
      Apartments Project, 3.15%, 11/1/17, LOC
      Suntrust Bank                                4,025,000(b)          4,025,000
                                                                ------------------
                                                                        35,394,960
                                                                ------------------
UTAH (4.34%)
   State Board of Regents Student Loan
      Revenue Bonds Series B, 3.15%, 11/1/00,
      AMBAC Insured                               11,900,000(b)         11,900,000
   State Highway Improvement, 3.15%, 8/16/99,
      LOC State of Utah G.O.                       5,400,000             5,400,000
   State of Utah G.O., 3.05%, 7/1/16,
      Guaranty: State of Utah                      4,300,000(b)          4,300,000
                                                                ------------------
                                                                        21,600,000
                                                                ------------------

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

TAX FREE MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
VERMONT (0.25%)
   State of Vermont G.O., 3.15%, 2/1/00,
      Escrowed in Governments                   $  1,210,000    $        1,255,116
                                                                ------------------
WASHINGTON (2.13%)
   State Housing Finance Commission, 3.40%,
      1/1/21, LOC U.S. Bank                        8,100,000(b)          8,100,000
   State of Washington G.O., 3.55%, 8/1/00,
      Prerefunded                                  2,476,560             2,475,732
                                                                ------------------
                                                                        10,575,732
                                                                ------------------
WEST VIRGINIA (0.20%)
   Weirton Hospital Building, 3.10%, 12/1/99,
      AMBAC Insured                                1,000,000             1,007,183
                                                                ------------------
WISCONSIN (1.83%)
   La Crosse IDA (Dairyland Power
      Cooperative), 3.40%, 9/1/14-2/1/15,
      AMBAC Insured                                9,100,000(b)          9,100,000
                                                                ------------------
WYOMING (0.34%)
   Converse County PCR, 3.35%, 8/4/99, LOC
      Deutsche Bank                                1,400,000             1,400,000
   Uinta County, 3.40%, 8/15/20, Guaranty:
      Chevron Inc.                                   300,000(b)            300,000
                                                                ------------------
                                                                         1,700,000
----------------------------------------------------------------------------------
Total Investments in Securities (cost:
$495,442,943) (d)                                               $      495,442,943
----------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b) Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 1999. The maturity date shown represents final maturity. However, for purposes of Rule 2a-7, maturity is the next interest rate reset date at which time the security can be put back to the issuer.
(c) Portfolio abbreviations: AMBAC - American Municipal Bond Association Corporation
                        FGIC - Financial Guaranty Insurance Corporation
                        FHLMC - Federal Home Loan Mortgage Corporation
                        FSA - Financial Security Assurance Corporation
                        G.O. - General Obligation
                        GECC - General Electric Capital Corporation
                        IDA - Industrial Development Authority
                        LOC - Letter of Credit
                        MBIA - Municipal Bond Insurance Association
                        MFHR - Multi-Family Housing Revenue
                        PCR - Pollution Control Revenue
                        PSF - Permanent School Fund

(d)  Also represents cost for federal income tax purposes.

INSTITUTIONAL PRIME MONEY MARKET FUND

INVESTMENTS IN SECURITIES
JULY 31, 1999

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER                         AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
      (Percentages of each investment category relate to total net assets.)
COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS (97.88%):
----------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS (2.96%)
   Archer Daniels Midland Company, 5.35%,
      1/18/00                                   $  1,740,000    $        1,696,041
   Cargill Inc., 5.12%, 9/3/99                     7,520,000             7,484,706
                                                                ------------------
                                                                         9,180,747
                                                                ------------------
BANKS - DOMESTIC (19.40%)
   Branch Banking and Trust Company, 5.03%,
      9/15/99                                      2,000,000             2,002,534
   Chemical Bank, 5.40%, 11/02/99, LOC Chase
      Manhattan                                    5,000,000(d)          5,004,959
   Comerica Bank, 5.13%, 7/13/00                  10,000,000(d)          9,996,254
   First National Bank of Chicago, 5.15%,
      9/2/99                                       6,260,000             6,260,000
   First Union National Bank, Charlotte,
      5.05%, 11/10/99                              5,300,000(d)          5,300,000
   Key Bank N.A., Cleveland, 5.01%-5.75%,
      2/18/00-4/25/00                             12,000,000(d)         12,011,131
   Regionsbank N.A., Birmingham, 4.87%,
      8/18/99                                      9,900,000             9,900,000
   Southtrust Bank N.A., Birmingham, 5.13%,
      9/20/99                                      9,700,000             9,700,000
                                                                ------------------
                                                                        60,174,878
                                                                ------------------
BANKS - OTHER (5.87%)
   Petroleo Brasileiro, S.A., 5.09%, 8/20/99,
      LOC Barclays Bank                            8,730,000             8,706,548
   Royal Bank of Canada, 5.04%, 2/8/00             4,000,000             3,999,092
   Union Bank of Switzerland A.G, 5.29%,
      3/1/00                                       5,500,000             5,500,156
                                                                ------------------
                                                                        18,205,796
                                                                ------------------
CHEMICALS (10.10%)
   Air Products and Chemicals, Inc.,
      5.15%-6.01%, 10/25/99-12/15/99              14,880,000            14,826,995
   Dow Chemical, 5.10%, 8/2/99                     5,500,000             5,499,221
   Henkel Corporation, 4.79%, 8/10/99             11,000,000(c)         10,986,828
                                                                ------------------
                                                                        31,313,044
                                                                ------------------
DRUGS AND COSMETICS (4.84%)
   American Home Products Corporation, 5.11%,
      2/15/00                                      1,000,000             1,013,171
   Schering Corporation, 4.98%, 8/3/99            14,000,000            13,996,127
                                                                ------------------
                                                                        15,009,298
                                                                ------------------

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

INSTITUTIONAL PRIME MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER                         AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS (CONTINUED)
----------------------------------------------------------------------------------
FINANCIAL - AUTO (0.64%)
   Toyota Motor Credit Corporation, 5.14%,
      9/23/99                                   $  2,000,000(d) $        1,999,892
                                                                ------------------
FINANCIAL - DIVERSIFIED BUSINESS (23.82%)
   American General Finance Corporation,
      5.15%, 2/15/00                               4,000,000             4,057,322
   Associates Corporation of North America,
      5.10%, 9/17/99                               1,500,000             1,502,271
   Household Finance Corporation,
      5.38%-5.40%, 8/16/99-4/27/00                15,500,000(d)         15,515,280
   Merrill Lynch & Co., 5.14%-5.50%,
      3/3/00-3/6/00                               15,000,000(d)         15,019,604
   Morgan (J.P.) and Company, 5.02%-5.13%,
      8/9/99-5/18/00,
      Guaranty: Morgan Guaranty                   14,150,000(d)         14,139,106
   Morgan Stanley Dean Witter Discover,
      5.43%-7.50%, 9/1/99-3/1/00                  11,000,000(d)         11,025,425
   Norwest Financial, 6.00%, 8/1/99                1,000,000             1,000,000
   Wells Fargo & Company, 5.01%, 8/10/99          11,645,000            11,630,415
                                                                ------------------
                                                                        73,889,423
                                                                ------------------
FINANCIAL - DIVERSIFIED BUSINESS, ASSET-BACKED (8.73%)
   Monte Blanc Capital Corporation, 5.08%,
      8/6/99, LOC UBS & MBIA                      11,660,000(c)         11,651,773
   Park Avenue Receivables, 5.25%, 9/9/99,
      LOC Chase Manhattan                         10,000,000             9,943,125
   Preferred Receivables Funding Corporation,
      5.25%, 8/5/99                                5,500,000(c)          5,496,792
                                                                ------------------
                                                                        27,091,690
                                                                ------------------
FOOD AND BEVERAGE (1.85%)
   H.J. Heinz, 5.08%, 8/20/99                      4,750,000             4,737,265
   Sara Lee Corporation, 6.70%, 9/9/99             1,000,000             1,001,374
                                                                ------------------
                                                                         5,738,639
                                                                ------------------
HOUSEHOLD PRODUCTS (1.87%)
   Fortune Brands, Inc., 5.00%-5.10%,
      8/2/99-8/9/99                                5,790,000(c)          5,788,201
                                                                ------------------
MANUFACTURING (1.79%)
   Caterpillar Financial Services Inc.,
      5.80%, 3/15/00                               5,550,000             5,553,026
                                                                ------------------

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

INSTITUTIONAL PRIME MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER                         AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS (CONTINUED)
----------------------------------------------------------------------------------
OIL SERVICES (8.39%)
   American Petrofina Holding Company, 5.02%,
      8/16/99
      Guaranty: Petrofina S.A.                  $ 17,600,000    $       17,563,186
   Halliburton Company, 4.89%, 8/10/99             8,485,000             8,474,627
                                                                ------------------
                                                                        26,037,813
                                                                ------------------
TELECOMMUNICATIONS (3.22%)
   AT&T Company, 5.27%, 7/13/00                   10,000,000(d)          9,996,208
                                                                ------------------
TRUCKING (4.40%)
   United Parcel Services of America, 5.15%,
      8/2/99                                      13,635,000            13,633,048
----------------------------------------------------------------------------------
Total Commercial Paper & Other Corporate
    Obligations (cost: $303,611,703)                            $      303,611,703
----------------------------------------------------------------------------------

GOVERNMENT & AGENCIES SECURITIES (1.61%):
----------------------------------------------------------------------------------
   Federal Home Loan Bank, 4.90%, 1/14/00          5,000,000             5,000,000
----------------------------------------------------------------------------------
Total Government & Agencies Securities (cost:
    $5,000,000)                                                 $        5,000,000
----------------------------------------------------------------------------------
Total Investment in Securities (cost:
$308,611,703) (b)                                               $      308,611,703
----------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)  Also represents cost for federal income tax purposes.
(c) All or a portion consists of commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
(d) All or a portion consists of short-term securities with interest rates that reset at set intervals at rates that are based on specific market indices. Rate shown is the effective rate on July 31, 1999.

INSTITUTIONAL TAX FREE MONEY MARKET FUND

INVESTMENTS IN SECURITIES
JULY 31, 1999

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
      (Percentages of each investment category relate to total net assets.)
CALIFORNIA (0.25%)
   Oakland-Alameda County, 3.30%, 2/1/00, LOC
      CIBC                                      $130,000        $          130,703
                                                                ------------------
COLORADO (1.79%)
   Health Facilities Authority Revenue
      (Visiting Nurses), 3.40%, 7/1/22,
      LOC Norwest Bank                           950,000(b)                950,000
                                                                ------------------
DELAWARE (0.19%)
   Delaware Valley Regional Finance
      Authority, 3.05%, 12/1/20,
      LOC Credit Suisse                          100,000(b)                100,000
                                                                ------------------
FLORIDA (8.47%)
   Florida Housing Finance Agency
      (Multifamily Housing Monterey Meadows),
      3.05%, 12/1/07, LOC Citibank              2,500,000(b)             2,500,000
   Hillsborough County Florida Utility,
      3.12%, 8/1/99, MBIA Insured               1,000,000                1,000,000
   West Orange Memorial Hospital, 3.10%,
      8/10/99, LOC Rabobank Nederland           1,000,000                1,000,000
                                                                ------------------
                                                                         4,500,000
                                                                ------------------
GEORGIA (11.48%)
   De Kalb Private Hospital Authority, 3.05%,
      3/1/24, LOC Suntrust Bank                 3,200,000(b)             3,200,000
   Municipal Electric Authority, 3.15%,
      1/1/26, LOC ABN-AMRO                      2,900,000(b)             2,900,000
                                                                ------------------
                                                                         6,100,000
                                                                ------------------
ILLINOIS (7.23%)
   Cook County G.O., 3.10%, 11/1/99, AMBAC
      Insured                                    720,000                   725,517
   Education Facility Authority (Cultural
      Pool Program), 3.10%, 12/1/25,
      LOC First National Bank of Chicago         615,000(b)                615,000
   Health Facilities Authority Revenue,
      3.20%, 11/1/15,
      LOC First National Bank of Chicago         500,000(b)                500,000
   Joliet Regional Port District IDR Bonds,
      3.50%, 7/15/03,
      Guaranty: Dow Chemical                    2,000,000(b)             2,000,000
                                                                ------------------
                                                                         3,840,517
                                                                ------------------
INDIANA (14.11%)
   Health Facilities Financing Authority,
      3.00%, 1/1/22, LOC First Chicago          1,000,000(b)             1,000,000
   Health Facilities Financing Authority
      (Capital Access Designated Pool
      Program), 3.15%, 8/1/06-4/1/13, LOC
      Comerica Bank                             4,500,000(b)             4,500,000

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

INSTITUTIONAL TAX FREE MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
INDIANA (CONTINUED)
   Hospital Equipment Finance Authority,
      3.15%, 12/1/15, First Chicago Insured     $2,000,000(b)   $        2,000,000
                                                                ------------------
                                                                         7,500,000
                                                                ------------------
IOWA (0.75%)
   Higher Education Authority (Palmer
      Chiropractic), 3.55%, 4/1/27,
      LOC Firststar Bank                         400,000(b)                400,000
                                                                ------------------
KENTUCKY (1.46%)
   State Property & Building Commission
      (Project Number 49), 3.40%, 12/1/99,
      Prerefunded                                778,837                   774,592
                                                                ------------------
LOUISIANA (1.13%)
   Louisiana Public Facilities Authority
      (Kenner Hotel), 3.40%, 12/1/15,
      LOC Deutsche Bank                          600,000(b)                600,000
                                                                ------------------
MARYLAND (8.05%)
   Anne Arundel County Port Facilities
      Revenue, 3.35%, 10/14/99,
      Guaranty: Baltimore Gas & Electric        2,380,000                2,380,000
   Montgomery County Housing Opportunity,
      3.15%, 11/1/07, LOC FHLMC                 1,900,000(b)             1,900,000
                                                                ------------------
                                                                         4,280,000
                                                                ------------------
MINNESOTA (5.82%)
   Beltrami County Environmental, 3.40%,
      12/1/21,
      LOC Union Bank of Switzerland              400,000(b)                400,000
   City of Cohasset Revenue and Light
      Project, 3.45%, 6/1/13,
      LOC ABN-AMRO                               800,000(b)                800,000
   City of Duluth Tax Increment Revenue,
      3.10%, 9/1/10, LOC Wachovia Bank          1,300,000(b)             1,300,000
   City of Minneapolis Unlimited Tax G.O.,
      3.25%, 12/1/99                             595,000                   595,000
                                                                ------------------
                                                                         3,095,000
                                                                ------------------
MISSISSIPPI (2.38%)
   Claiborne County PCR, 3.35%, 8/6/99,
      Guaranty: Nat'l Rural Utilities
      Cooperative Finance Corp.                  800,000                   800,000
   State Highway Revenue Series #39, 3.10%,
      2/1/00, Prerefunded                        457,640                   464,733
                                                                ------------------
                                                                         1,264,733
                                                                ------------------

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

INSTITUTIONAL TAX FREE MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
MISSOURI (3.76%)
   State Health and Education Facilities
      Authority (St. Francis Medical Center),
      3.45%, 6/1/26, LOC Credit Local De
      France                                    $2,000,000(b)   $        2,000,000
                                                                ------------------
NEVADA (0.56%)
   Clark County Airport System Refunding
      Revenue Notes 3.00%, 7/1/12,
      MBIA Insured                               300,000(b)                300,000
                                                                ------------------
NEW YORK (7.90%)
   New York City G.O. 3.40%, 8/15/18, AMBAC
      Insured                                   1,000,000(b)             1,000,000
   New York City Municipal Water Finance
      Authority, 3.50%, 6/15/23-6/15/25, FGIC
      Insured                                   3,200,000(b)             3,200,000
                                                                ------------------
                                                                         4,200,000
                                                                ------------------
NORTH CAROLINA (0.75%)
   State Medical Care Commission Hospital
      Revenue Bonds, 3.45%, 10/1/13, LOC
      First Union Bank                           400,000(b)                400,000
                                                                ------------------
OHIO (2.45%)
   Warren County Ohio Health Care Facility
      (Otterbein Homes), 3.15%, 7/1/23, LOC
      Fifth Third Bank                          1,300,000(b)             1,300,000
                                                                ------------------
OREGON (0.94%)
   Tri-County Trans Dist, 3.05%, 8/1/99,
      AMBAC Insured                              500,000                   500,000
                                                                ------------------
PENNSYLVANIA (1.51%)
   Quakertown Hospital Authority, 3.25%,
      7/1/05, LOC PNC Bank                       800,000(b)                800,000
                                                                ------------------
SOUTH CAROLINA (3.57%)
   York County PCR, 3.20%-3.25%,
      8/2/99-8/18/99,
      Guaranty: Duke Power Company              1,900,000                1,900,000
                                                                ------------------
TENNESSEE (4.52%)
   Nashville and Davidson County Health and
      Education Facility,
      3.20%, 10/1/26, LOC NationsBank            800,000(b)                800,000
      3.20%, 8/1/18, LOC NationsBank            1,600,000(b)             1,600,000
                                                                ------------------
                                                                         2,400,000
                                                                ------------------

              SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

INSTITUTIONAL TAX FREE MONEY MARKET FUND

                                                 PRINCIPAL            MARKET
            NAME OF ISSUER (c)                     AMOUNT           VALUE (a)
----------------------------------------------------------------------------------
TEXAS (6.40%)
   Grand Prairie Health Facilities
      (Dallas/Fort Worth Medical Center),
      3.10%, 11/1/99, AMBAC Insured             $845,000        $          851,057
   Harris County Housing Finance MFHR, 3.32%,
      9/1/99,
      LOC Bank of Nova Scotia                    230,000                   230,435
   Northside Texas Independent School
      District, 3.13%, 2/1/00, Permanent
      School Fund Guaranteed                    1,385,000                1,420,698
   San Antonio Water Revenue Bonds, 3.35%,
      5/1/00, Prerefunded                        888,500                   897,043
                                                                ------------------
                                                                         3,399,233
                                                                ------------------
VERMONT (1.95%)
   State G.O., 3.12%, 2/1/00, Prerefunded       1,055,890                1,037,516
                                                                ------------------
WASHINGTON (1.88%)
   State Health Care Facilities Authority
      (Fred Hutchinson Cancer Center),
      3.50%, 1/1/29, LOC Bank of America        1,000,000(b)             1,000,000
                                                                ------------------
WYOMING (0.19%)
   Uinta County PCR, 3.40%, 12/1/22,
      Guaranty: Chevron                          100,000(b)                100,000
----------------------------------------------------------------------------------
Total Investments in Securities (cost:
$52,872,294) (d)                                                $       52,872,294
----------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b) Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 1999. The maturity date shown represents final maturity. However, for purposes of Rule 2a-7, maturity is the next interest rate reset date at which time the security can be put back to the issuer.
(c) Portfolio abbreviations: AMBAC - American Municipal Bond Association Corporation
                        CIBC - Canadian Imperial Bank of Commerce
                        FGIC - Financial Guaranty Insurance Corporation
                        FHLMC - Federal Home Loan Mortgage Corporation
                        G.O. - General Obligation
                        IDR - Industrial Development Revenue
                        LOC - Letter of Credit
                        MBIA - Municipal Bond Insurance Association
                        MFHR - Multi-Family Housing Revenue
                        PCR - Pollution Control Revenue

(d)  Also represents cost for federal income tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Great Hall Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund (funds within Great Hall Investment Funds, Inc.) as of July 31, 1999 and the related statements of operations for the year then ended (period from September 23, 1998 (commencement of operations) to July 31, 1999 for Institutional Tax-Free Money Market Fund) and the statements of changes in net assets for each of the years in the two-year period ended July 31, 1999 for the Prime, U.S. Government and Tax-Free Money Market Funds and for the year ended July 31, 1999 and the period from August 11, 1997 (commencement of operations) to July 31, 1998 for the Institutional Prime Money Market Fund and for the period from September 23, 1998 to July 31, 1999 for Institutional Tax-Free Money Market Fund and the financial highlights for each of the years in the five-year period ended July 31, 1999 for the Prime, U.S. Government and Tax-Free Money Market Funds and for the year ended July 31, 1999 and the period from August 11, 1997 to July 31, 1998 for the Institutional Prime Money Market Fund and for the period from September 23, 1998 to July 31, 1999 for Institutional Tax-Free Money Market Fund. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian or brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund at July 31, 1999, and the results of their operations, changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota
September 3, 1999

                        GREAT HALL INVESTMENT FUNDS, INC.


                     POST-EFFECTIVE AMENDMENT NO. 14 TO THE
                       REGISTRATION STATEMENT ON FORM N-1A


                                     PART C


                                OTHER INFORMATION

                                     PART C
                                OTHER INFORMATION

ITEM 23 -- EXHIBITS

                  (a)      Articles of Incorporation (1)
                  (b)      Bylaws(4)
                  (c)      Not applicable
                  (d)      Investment Advisory Agreement(4)
                  (e)      Distributor Agreement(4)
                  (f)      Not applicable
                  (g)      Custodian Contract(1)
                  (h)(1)   Transfer Agency and Service Agreement(2)
                  (h)(2)   Shareholder Account Services Agreement(5)
                  (h)(3)   Investment Accounting Agreement(3)
                  (i)      Opinion and Consent of Faegre & Benson LLP(4)
                  (j)      Consent of KPMG LLP
                  (k)      Not applicable
                  (l)      Letter of Investment Intent(1)
                  (m)      Not applicable
                  (n)      Not applicable
                  (o)      Code of Ethics(4)
                  (p)      Power of Attorney(1)

(1) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement filed on or about November 29, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement filed on or about December 1, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on or about August 1, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on or about September 29, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on or about November 25, 1998.

ITEM 24 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     See the information set forth under the caption "Fund Management" in the accompanying Prospectuses (Part A of this Registration Statement) and under the captions "Management and Distribution Agreements" and "Directors and Officers" in the accompanying Statements of Additional Information (Part B of this Registration Statement).

ITEM 25 -- INDEMNIFICATION

     The Articles of Incorporation (Exhibit (a)) and Bylaws (Exhibit (b)) of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person: (a) has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; (b) acted in good faith; (c) received no improper personal benefit; (d) complied with the Minnesota Statute dealing with directors' conflicts of interest, if applicable; (e) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (f) reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26 -- BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information on the business of the Registrant's investment adviser and on the officers and directors of the investment adviser is set forth under the caption "Fund Management" in the accompanying Prospectuses (Part A of this Registration Statement) and under the captions "Management and Distribution Agreements" and "Directors and Officers" in the accompanying Statements of Additional Information (Part B of this Registration Statement).

ITEM 27 -- PRINCIPAL UNDERWRITERS

     (a) As set forth in the accompanying Prospectus and Statement of Additional Information, Dain Rauscher Incorporated ("DRI") serves as the principal underwriter of the Registrant's shares of common stock. As of the date of this filing, DRI does not serve as a principal underwriter to any other registered investment companies.

     (b) The principal business address of each director and officer of Dain Rauscher Incorporated is 60 South Sixth Street, Minneapolis, Minnesota 55402 or CityPlace, 2711 North Haskell Avenue, Dallas, Texas 75204. The names, positions and offices of the directors and senior officers of DRI are set forth below.

Name                            Positions and Offices with Underwriter
----                            --------------------------------------
Appel, John C.                  Vice Chairman
Civello, Nelson D.              Senior Executive Vice President
McFarland, Richard L.           Vice Chairman
Pierce, Jr, Charles C.          Vice Chairman
Smith, Carla J.                 Senior VP/ Secretary / General Counsel
Spiker, John Scott              Senior Executive Vice President
Tschetter, Ronald A.            Senior Executive Vice President
Weiser, Irving                  Chairman, President and CEO
Wessels, Kenneth                Senior Executive Vice President


     (c) Not applicable.

ITEM 28 -- LOCATION OF ACCOUNTS AND RECORDS

     The custodian of the Registrant is Norwest Bank Minnesota, N.A., 90 South Seventh Street, Minneapolis, Minnesota 55402. The dividend disbursing agent and transfer agent of the Registrant is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. The fund accounting agent of the Registrant is Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105-1716. Other records will be maintained by the Registrant at its principal offices, which are located at 60 South Sixth Street, Minneapolis, Minnesota 55402.

ITEM 29 -- MANAGEMENT SERVICES

     Not applicable.

ITEM 30 -- UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 1st day of October, 1999.

                                GREAT HALL INVESTMENT FUNDS, INC.


                                By       /s/ J. Scott Spiker
                                  ---------------------------------------------
                                          J. Scott Spiker
                                          Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

Name/Signature               Title                                    Date
--------------               -----                                    ----
 /s/ J. Scott Spiker         Chief Executive Officer
---------------------------- (Principal Executive Officer)            October 1, 1999
J. Scott Spiker

 /s/ Julie K. Getchell       Chief Financial Officer
---------------------------- (Principal Financial and Accounting
Julie K. Getchell            Officer)                                 October 1, 1999

T. Geron Bell*               Director

Sandra J. Hale*              Director

Ron James*                   Director

Jay H. Wein*                 Director


*By  Julie K. Getchell
   -------------------------------
     Julie K. Getchell,
     Attorney-in-Fact                                                 October 1, 1999

(Pursuant to Powers of Attorney dated August 17, 1994, filed as Exhibit 17 to Post-Effective Amendment No. 7 to the Registration Statement on November 29, 1995.)

                                 EXHIBIT INDEX

       Exhibit             Description
       -------             -----------
         (a)               Articles of Incorporation(1)
         (b)               Bylaws(4)
         (c)               Not applicable
         (d)               Investment Advisory Agreement(4)
         (e)               Distributor Agreement(4)
         (f)               Not applicable
         (g)               Custodian Contract(1)
         (h)(1)            Transfer Agency and Service Agreement(2)
         (h)(2)            Shareholder Account Services Agreement(5)
         (h)(3)            Investment Accounting Agreement(3)
         (i)               Opinion and Consent of Faegre & Benson LLP(4)
         (j)               Consent of KPMG LLP                                  Filed Electronically
         (k)               Not applicable
         (l)               Letter of Investment Intent(1)
         (m)               Not applicable
         (q)               Not applicable
         (r)               Code of Ethics(4)
         (s)               Power of Attorney(1)

--------------------------------------------------------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement filed on or about November 29, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement filed on or about December 1, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on or about August 1, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on or about September 29, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on or about November 25, 1998.

                                                                       EXHIBIT J









                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Great Hall Investment Funds, Inc.


We consent to the use of our reports included herein and the reference to our Firm under the heading "FINANCIAL HIGHLIGHTS" in Part A and "COUNSEL AND AUDITORS" in Part B of the Registration Statement on Form N-1A.





                                                     KPMG LLP


Minneapolis, Minnesota
October 1, 1999